UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-06481
                                                     ---------

                       FRANKLIN MUNICIPAL SECURITIES TRUST
                       -----------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         --------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  650 312-2000
                                                     ------------
Date of fiscal year end: 5/31
                         ----

Date of reporting period: 5/31/08
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

Municipal Bond Market Overview

The year ended May 31, 2008, proved challenging for the municipal bond market. A measured pullback in the municipal market was exacerbated during the reporting period, as all financial markets felt the impact of subprime loan defaults. Many major financial institutions tightened credit and reassessed the risk of their direct and indirect exposure to subprime loans. A lack of liquidity across most markets in August 2007 and February 2008 contributed to an increase in overall volatility and declining values in most asset classes.

The municipal bond insurance industry, which includes seven companies that had AAA ratings -- MBIA, AMBAC, FSA, FGIC, XLCA, CIFG and Assured Guaranty -- faced particular difficulties. Rising levels of subprime mortgage defaults during the reporting period, combined with the bond insurers' exposure to subprime mortgages, prompted the three major independent credit rating agencies, Standard & Poor's (S&P), Moody's Investors Service and Fitch Ratings, to undertake in-depth evaluations of the bond insurance companies in December 2007. As a result, the rating agencies downgraded several municipal bond insurers and lowered the outlook for some to negative. At period-end, MBIA, AMBAC, FSA and Assured Guaranty maintained AAA ratings by Moody's and S&P.

Illiquidity plagued the financial markets as they felt the impact of the perceived weakness in the bond insurance industry. This was especially notable in the municipal bond market. In a marked shift amid recent volatility, high grade municipal yields were well in excess of Treasury yields, on a nominal basis, across the yield curve. Insured bonds generally underperformed during the 12 months under review as evidenced by the +3.87% return of the Lehman Brothers Municipal Bond Index compared with the +3.48% return of the Lehman Brothers Insured Municipal Bond Index.(1) During the fourth quarter of 2007, the market appeared to develop a three-tier perception of the bond insurance companies, which affected the traditional trading spreads of the "Big Four" insurers -- MBIA, AMBAC, FGIC and FSA. FSA and Assured Guaranty became more desirable than MBIA and AMBAC; MBIA and

(1.) Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond
     Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers Insured Municipal Bond Index is composed of all the insured bonds in the Lehman Brothers Municipal Bond Index with a maturity of at least one year and ratings of Aaa/AAA.


                                Annual Report | 7

AMBAC were more desirable than FGIC, XLCA and CIFG. Historically, the market perceived MBIA, AMBAC, FSA and FGIC as having ample claims-paying ability and therefore required no extra yield for securities carrying their insurance. Assured Guaranty, XLCA and CIFG are newer entrants to the industry and were still developing their businesses, so the market generally required more yield from them.

Investors should be aware that insurance companies insure municipal bonds that tend to be of very high quality. Many municipal bond issuers use insurance to appeal to a wider audience of potential buyers. The majority of issuers whose bonds are insured carry underlying (i.e., prior to insurance) ratings of A or better, and the historical average default rate for such bonds is less than 1%(2) Ultimately, the underlying credit quality of state and local governments and their agencies supports the municipal market, and the underlying credit quality of an insured bond is not affected by an insurance company's credit quality.

Bond insurers' problems pressured the short-term municipal market beginning in January 2008. Money market funds began to eliminate holdings of variable rate debt with credit providers they deemed to be at risk of downgrade. This caused dealers to boost yields substantially on some variable rate demand notes (VRDNs), hoping to entice buyers to hold them rather than put them back to the remarketing agents who were already struggling with too much inventory on their balance sheets. Within a few weeks, this lack of liquidity disrupted the auction rate securities (ARS) market as well. Inventory in the ARS market, primarily for those with insurance backing, increased dramatically. Auctions have recently failed due to dealers' liquidity constraints. It is important to note that this is a liquidity issue and a supply and demand imbalance, not a credit or default scenario.

Over the 12-month reporting period, municipal bond market returns lagged those of the U.S. Treasury market as uncertainty regarding the impact of problems associated with subprime securities drove global investors to the relative safety of U.S. Treasuries. Furthermore, investors began to require additional compensation for taking on risk, leading to wider spreads for credit-driven securities. For the year ended May 31, 2008, the Lehman Brothers Municipal Bond Index had a +3.87% total return compared with the +9.42% return of the Lehman Brothers U.S. Treasury Index.(3)

(2.) Sources: Standard & Poor's, "U.S. Municipal Ratings Transitions and
     Defaults, 1986-2007," RATINGSDIRECT, 5/3/07; Moody's Investors Service, March 2007.

(3.) Source: Standard & Poor's Micropal. See footnote 1 for a description of the
     Lehman Brothers Municipal Bond Index. The Lehman Brothers U.S. Treasury Index is the U.S. Treasury component of the U.S. Government index, and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.


                               8 | Annual Report

The recent environment contributed to dramatically steeper Treasury and municipal bond yield curves (spread between short- and longer-term yields). On May 31, 2008, two-year, 10-year and 30-year Treasury yields were 2.66%, 4.06% and 4.72%, respectively. The yields on two-year, 10-year and 30-year Treasuries fell 226, 84 and 29 basis points (100 basis points equal one percentage point), respectively, over the period. Yields at the short end of the municipal AAA curve also declined over the period; however, yields increased at the long end of the curve. The insurers' problems weighed heavily on long maturity insured municipal bonds, causing a spike in yields. At period-end, the market for these bonds improved considerably; however, their yields still exceeded long-term Treasury yields, which is highly unusual.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF MAY 31, 2008, THE END OF THE REPORTING PERIOD. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                                Annual Report | 9

Franklin California
High Yield Municipal Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin California High Yield Municipal Fund seeks to provide a high level of income exempt from federal and California personal income taxes by investing at least 80% of its net assets in California municipal securities including higher-yielding, lower rated securities that pay interest free from such taxes.(1) Its secondary goal is capital appreciation.

CREDIT QUALITY BREAKDOWN*
Franklin California High Yield Municipal Fund
Based on Total Long-Term Investments as of 5/31/08**

                                   (PIE CHART)

AAA .........................................   13.8%
AA ..........................................    3.7%
A ...........................................   14.8%
BBB .........................................   13.4%
Below Investment Grade ......................    3.9%
Not Rated by S&P ............................   50.4%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 0.3%       7.5%
A                          1.2%       2.8%
BBB or Baa                 2.3%      12.7%
Below Investment Grade      --       23.6%
                           ---       ----
Total                      3.8%      46.6%
                           ---       ----

This annual report for Franklin California High Yield Municipal Fund covers the fiscal year ended May 31, 2008.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 32.


                                10 | Annual Report

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $10.44 on May 31, 2007, to $9.70 on May 31, 2008. The Fund's Class A shares paid dividends totaling 47.27 cents per share for the reporting period.(2) The Performance Summary beginning on page 14 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.83%, based on an annualization of the current 4.08 cent per share monthly dividend and the maximum offering price of $10.13 on May 31, 2008. An investor in the 2008 maximum combined effective federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 8.19% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

STATE UPDATE

Following a few years of increasing surpluses and high revenues, California's economy slowed in fiscal year 2007 in part due to the national housing downturn. The combined effects of the subprime mortgage and credit crises eroded the state's record-high real estate values and cut home sales and construction levels to their lowest points in decades. These conditions caused construction employment levels to drop, but employment in the government; trade, transportation and utilities; professional and business services; education and health services; and leisure and hospitality sectors increased. These gains were offset by a slight, albeit steady, increase in the unemployment rate. In May 2008, California's 6.8% unemployment rate was higher than the 5.5% national average.(3) Per capita income remained stable at 107% of the national level, and per capita effective buying income was 102%.(4)

Despite a $4.6 billion operating deficit, California ended fiscal year 2007 with adequate budget stabilization and general fund basis reserves at about 4.8% of expenditures.(4) In fiscal year 2008 (begun July 3, 2007), however, the state faced budgetary strains resulting from the housing slowdown. The downturn in real estate caused a larger-than-expected decline in personal income and sales tax revenues. California had to sell $3.3 billion of sales tax-backed deficit funding bonds to finance fiscal year 2008 operations.(4) Education- and corrections-related costs also pressured the budget. In January 2008, the legislature made midyear budget cuts to address the revenue shortfall. For the combined 2008

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Standard & Poor's, "California; General Obligation," RATINGSDIRECT,
     4/3/08.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.


                               Annual Report | 11

DIVIDEND DISTRIBUTIONS*
Franklin California High Yield Municipal Fund

                                  DIVIDEND PER SHARE
                 ----------------------------------------------------
MONTH              CLASS A      CLASS B      CLASS C    ADVISOR CLASS
-----            ----------   ----------   ----------   -------------
June 2007        3.90 cents   3.43 cents   3.42 cents     3.98 cents
July 2007        3.90 cents   3.43 cents   3.42 cents     3.98 cents
August 2007      3.90 cents   3.43 cents   3.42 cents     3.98 cents
September 2007   3.95 cents   3.48 cents   3.48 cents     4.03 cents
October 2007     3.95 cents   3.48 cents   3.48 cents     4.03 cents
November 2007    3.95 cents   3.48 cents   3.48 cents     4.03 cents
December 2007    3.95 cents   3.49 cents   3.49 cents     4.03 cents
January 2008     3.95 cents   3.49 cents   3.49 cents     4.03 cents
February 2008    3.95 cents   3.49 cents   3.49 cents     4.03 cents
March 2008       4.02 cents   3.57 cents   3.56 cents     4.11 cents
April 2008       4.02 cents   3.57 cents   3.56 cents     4.11 cents
May 2008         4.02 cents   3.57 cents   3.56 cents     4.11 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

and 2009 fiscal years, the budget gap was projected to be $17.2 billion.(5) In May 2008, the governor announced plans to borrow against future profits from the state lottery and to sell up to $15 billion in bonds over three years to close the budget deficit.(5)

According to independent credit rating agency Standard & Poor's, California's overall net tax-supported debt levels are growing. Debt per capita of $1,581 has almost doubled over the past five years, and could rise to a high, yet manageable, level if the state sells its remaining authorized, unissued general obligation and lease debt.(4) Standard & Poor's issued the state an A+ rating and stable outlook, reflecting the state's large and diverse economy and moderate net tax-supported debt levels.(6)

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we

(5.) Source: www.gov.ca.gov, Press Release, "Governor Schwarzenegger Proposes
     Responsible Budget with Creative Solutions in Face of Worse Deficit," 5/14/08.

(6.) This does not indicate Standard & Poor's rating of the Fund.


                               12 | Annual Report
believe should provide the most relative value in the market. As we invest throughout different interest rate environments, our portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Our value-oriented philosophy of investing primarily for income, combined with a relatively steep municipal yield curve compared to Treasuries, favored longer-term bonds during the reporting period. Consistent with our strategy, we sought to remain fully invested in bonds ranging from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy, as we attempt to provide shareholders with high, current, tax-free income.

Thank you for your continued participation in Franklin California High Yield Municipal Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MAY 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin California High Yield Municipal Fund
5/31/08

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Tax-Supported                                   37.0%
Hospital & Health Care                          14.8%
Prerefunded                                     12.3%
General Obligation                               8.8%
Transportation                                   8.5%
Other Revenue                                    7.2%
Higher Education                                 4.8%
Utilities                                        4.8%
Subject to Government Appropriations             1.2%
Housing                                          0.6%

*    Does not include short-term investments and other net assets.


                               Annual Report | 13

Performance Summary as of 5/31/08

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FCAMX)                    CHANGE   5/31/08   5/31/07
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.74    $9.70     $10.44
DISTRIBUTIONS (6/1/07-5/31/08)
Dividend Income                  $0.4727

CLASS B (SYMBOL: FBCAX)                    CHANGE   5/31/08   5/31/07
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.74    $9.75     $10.49
DISTRIBUTIONS (6/1/07-5/31/08)
Dividend Income                  $0.4176

CLASS C (SYMBOL: FCAHX)                    CHANGE   5/31/08   5/31/07
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.73    $9.75     $10.48
DISTRIBUTIONS (6/1/07-5/31/08)
Dividend Income                  $0.4171

ADVISOR CLASS (SYMBOL: FVCAX)              CHANGE   5/31/08   5/31/07
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      -$0.74   $9.71      $10.45
DISTRIBUTIONS (6/1/07-5/31/08)
Dividend Income                  $0.4826


                               14 | Annual Report

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                              1-YEAR   5-YEAR   10-YEAR
-------                                              ------   ------   -------
Cumulative Total Return(1)                           -2.58%   +21.93%  +54.50%
Average Annual Total Return(2)                       -6.69%    +3.15%   +4.00%
Avg. Ann. Total Return (6/30/08)(3)                  -7.54%    +2.87%   +3.78%
   Distribution Rate(4)                       4.83%
   Taxable Equivalent Distribution Rate(5)    8.19%
   30-Day Standardized Yield(6)               4.55%
   Taxable Equivalent Yield(5)                7.72%
   Total Annual Operating Expenses(7)         0.62%

                                                                       INCEPTION
CLASS B                                              1-YEAR   5-YEAR    (2/1/00)
-------                                              ------   ------   ---------
Cumulative Total Return(1)                           -3.10%   +18.55%   +54.34%
Average Annual Total Return(2)                       -6.82%    +3.13%    +5.35%
Avg. Ann. Total Return (6/30/08)(3)                  -7.52%    +2.88%    +5.10%
   Distribution Rate(4)                       4.50%
   Taxable Equivalent Distribution Rate(5)    7.63%
   30-Day Standardized Yield(6)               4.18%
   Taxable Equivalent Yield(5)                7.09%
   Total Annual Operating Expenses(7)         1.17%

CLASS C                                              1-YEAR   5-YEAR   10-YEAR
-------                                              ------   ------   -------
Cumulative Total Return(1)                           -3.01%   +18.77%  +46.33%
Average Annual Total Return(2)                       -3.94%    +3.50%   +3.88%
Avg. Ann. Total Return (6/30/08)(3)                  -4.76%    +3.21%   +3.67%
   Distribution Rate(4)                       4.52%
   Taxable Equivalent Distribution Rate(5)    7.67%
   30-Day Standardized Yield(6)               4.18%
   Taxable Equivalent Yield(5)                7.09%
   Total Annual Operating Expenses(7)         1.17%

ADVISOR CLASS(8)                                     1-YEAR   5-YEAR   10-YEAR
----------------                                     ------   ------   -------
Cumulative Total Return(1)                           -2.48%   +22.23%  +54.88%
Average Annual Total Return(2)                       -2.48%    +4.10%   +4.47%
Avg. Ann. Total Return (6/30/08)(3)                  -3.23%    +3.82%   +4.25%
   Distribution Rate(4)                       5.14%
   Taxable Equivalent Distribution Rate(5)    8.72%
   30-Day Standardized Yield(6)               4.84%
   Taxable Equivalent Yield(5)                8.21%
   Total Annual Operating Expenses(7)         0.52%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                               Annual Report | 15

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   5/31/08
-------   -------
1-Year     -6.69%
5-Year     +3.15%
10-Year    +4.00%

CLASS A (6/1/98-5/31/08)

                               (PERFORMANCE GRAPH)

                FRANKLIN CALIFORNIA HIGH YIELD     LEHMAN BROTHERS
     DATE          MUNICIPAL FUND - CLASS A      MUNICIPAL BOND INDEX     CPI
-------------   ------------------------------   --------------------   -------
6/1/1998                    $ 9,577                     $10,000         $10,000
6/30/1998                   $ 9,631                     $10,039         $10,012
7/31/1998                   $ 9,667                     $10,065         $10,025
8/31/1998                   $ 9,813                     $10,220         $10,037
9/30/1998                   $ 9,959                     $10,347         $10,049
10/31/1998                  $ 9,950                     $10,347         $10,074
11/30/1998                  $10,014                     $10,384         $10,074
12/31/1998                  $10,030                     $10,410         $10,068
1/31/1999                   $10,120                     $10,533         $10,092
2/28/1999                   $10,099                     $10,488         $10,104
3/31/1999                   $10,115                     $10,502         $10,135
4/30/1999                   $10,130                     $10,528         $10,209
5/31/1999                   $10,061                     $10,467         $10,209
6/30/1999                   $ 9,887                     $10,317         $10,209
7/31/1999                   $ 9,902                     $10,354         $10,240
8/31/1999                   $ 9,755                     $10,271         $10,264
9/30/1999                   $ 9,752                     $10,275         $10,313
10/31/1999                  $ 9,516                     $10,164         $10,332
11/30/1999                  $ 9,600                     $10,272         $10,338
12/31/1999                  $ 9,352                     $10,196         $10,338
1/31/2000                   $ 9,202                     $10,151         $10,369
2/29/2000                   $ 9,346                     $10,269         $10,430
3/31/2000                   $ 9,640                     $10,494         $10,516
4/30/2000                   $ 9,607                     $10,432         $10,522
5/31/2000                   $ 9,565                     $10,377         $10,534
6/30/2000                   $ 9,702                     $10,652         $10,590
7/31/2000                   $ 9,871                     $10,801         $10,614
8/31/2000                   $10,153                     $10,967         $10,614
9/30/2000                   $10,139                     $10,910         $10,670
10/31/2000                  $10,228                     $11,029         $10,688
11/30/2000                  $10,236                     $11,112         $10,694
12/31/2000                  $10,398                     $11,387         $10,688
1/31/2001                   $10,489                     $11,500         $10,756
2/28/2001                   $10,528                     $11,536         $10,799
3/31/2001                   $10,620                     $11,640         $10,823
4/30/2001                   $10,459                     $11,514         $10,866
5/31/2001                   $10,584                     $11,637         $10,915
6/30/2001                   $10,655                     $11,715         $10,934
7/31/2001                   $10,813                     $11,889         $10,903
8/31/2001                   $11,058                     $12,085         $10,903
9/30/2001                   $11,023                     $12,044         $10,952
10/31/2001                  $11,150                     $12,188         $10,915
11/30/2001                  $11,082                     $12,085         $10,897
12/31/2001                  $10,958                     $11,971         $10,854
1/31/2002                   $11,130                     $12,178         $10,878
2/28/2002                   $11,159                     $12,325         $10,921
3/31/2002                   $10,989                     $12,083         $10,983
4/30/2002                   $11,130                     $12,320         $11,044
5/31/2002                   $11,216                     $12,394         $11,044
6/30/2002                   $11,336                     $12,526         $11,050
7/31/2002                   $11,411                     $12,687         $11,063
8/31/2002                   $11,532                     $12,839         $11,100
9/30/2002                   $11,733                     $13,120         $11,118
10/31/2002                  $11,535                     $12,903         $11,136
11/30/2002                  $11,508                     $12,849         $11,136
12/31/2002                  $11,700                     $13,120         $11,112
1/31/2003                   $11,683                     $13,087         $11,161
2/28/2003                   $11,830                     $13,270         $11,247
3/31/2003                   $11,825                     $13,278         $11,314
4/30/2003                   $11,902                     $13,366         $11,290
5/31/2003                   $12,134                     $13,679         $11,271
6/30/2003                   $12,104                     $13,621         $11,284
7/31/2003                   $11,776                     $13,144         $11,296
8/31/2003                   $11,830                     $13,242         $11,339
9/30/2003                   $12,090                     $13,631         $11,376
10/31/2003                  $12,085                     $13,563         $11,364
11/30/2003                  $12,262                     $13,704         $11,333
12/31/2003                  $12,379                     $13,817         $11,321
1/31/2004                   $12,485                     $13,897         $11,376
2/29/2004                   $12,665                     $14,106         $11,437
3/31/2004                   $12,697                     $14,057         $11,511
4/30/2004                   $12,519                     $13,724         $11,548
5/31/2004                   $12,478                     $13,674         $11,615
6/30/2004                   $12,536                     $13,724         $11,652
7/31/2004                   $12,696                     $13,904         $11,634
8/31/2004                   $12,907                     $14,183         $11,640
9/30/2004                   $13,018                     $14,258         $11,665
10/31/2004                  $13,129                     $14,381         $11,726
11/30/2004                  $13,086                     $14,262         $11,732
12/31/2004                  $13,247                     $14,437         $11,689
1/31/2005                   $13,434                     $14,571         $11,714
2/28/2005                   $13,427                     $14,523         $11,781
3/31/2005                   $13,394                     $14,431         $11,873
4/30/2005                   $13,636                     $14,659         $11,953
5/31/2005                   $13,760                     $14,763         $11,941
6/30/2005                   $13,870                     $14,854         $11,947
7/31/2005                   $13,860                     $14,787         $12,002
8/31/2005                   $14,051                     $14,936         $12,064
9/30/2005                   $13,932                     $14,836         $12,211
10/31/2005                  $13,867                     $14,746         $12,236
11/30/2005                  $13,990                     $14,816         $12,138
12/31/2005                  $14,141                     $14,944         $12,088
1/31/2006                   $14,156                     $14,984         $12,181
2/28/2006                   $14,295                     $15,085         $12,205
3/31/2006                   $14,227                     $14,981         $12,273
4/30/2006                   $14,257                     $14,976         $12,377
5/31/2006                   $14,328                     $15,042         $12,439
6/30/2006                   $14,301                     $14,986         $12,463
7/31/2006                   $14,483                     $15,164         $12,500
8/31/2006                   $14,695                     $15,389         $12,525
9/30/2006                   $14,808                     $15,496         $12,463
10/31/2006                  $14,923                     $15,593         $12,396
11/30/2006                  $15,052                     $15,723         $12,377
12/31/2006                  $15,038                     $15,668         $12,396
1/31/2007                   $15,024                     $15,627         $12,433
2/28/2007                   $15,211                     $15,833         $12,500
3/31/2007                   $15,180                     $15,794         $12,614
4/30/2007                   $15,237                     $15,841         $12,696
5/31/2007                   $15,192                     $15,771         $12,773
6/30/2007                   $15,089                     $15,689         $12,798
7/31/2007                   $15,160                     $15,811         $12,795
8/31/2007                   $14,792                     $15,743         $12,771
9/30/2007                   $15,027                     $15,976         $12,807
10/31/2007                  $15,085                     $16,047         $12,834
11/30/2007                  $15,010                     $16,149         $12,910
12/31/2007                  $14,786                     $16,194         $12,901
1/31/2008                   $14,934                     $16,398         $12,966
2/29/2008                   $13,970                     $15,647         $13,003
3/31/2008                   $14,347                     $16,095         $13,116
4/30/2008                   $14,680                     $16,283         $13,196
5/31/2008                   $14,797                     $16,381         $13,307
                            -------                     -------         -------
Total Returns                 47.97%                      63.81%          33.07%
                            =======                     =======         =======

AVERAGE ANNUAL TOTAL RETURN

CLASS B                    5/31/08
-------                    -------
1-Year                      -6.82%
5-Year                      +3.13%
Since Inception (2/1/00)    +5.35%

CLASS B (2/1/00-5/31/08)

                               (PERFORMANCE GRAPH)

                FRANKLIN CALIFORNIA HIGH YIELD      LEHMAN BROTHERS
     DATE          MUNICIPAL FUND - CLASS B      MUNICIPAL BOND INDEX     CPI
-------------   ------------------------------   --------------------   -------
2/1/2000                    $10,000                     $10,000         $10,000
2/29/2000                   $10,148                     $10,116         $10,059
3/31/2000                   $10,463                     $10,337         $10,142
4/30/2000                   $10,434                     $10,276         $10,148
5/31/2000                   $10,393                     $10,223         $10,160
6/30/2000                   $10,537                     $10,494         $10,213
7/31/2000                   $10,715                     $10,640         $10,237
8/31/2000                   $11,026                     $10,804         $10,237
9/30/2000                   $11,006                     $10,747         $10,290
10/31/2000                  $11,098                     $10,865         $10,308
11/30/2000                  $11,100                     $10,947         $10,314
12/31/2000                  $11,271                     $11,217         $10,308
1/31/2001                   $11,364                     $11,328         $10,373
2/28/2001                   $11,412                     $11,364         $10,415
3/31/2001                   $11,495                     $11,466         $10,438
4/30/2001                   $11,315                     $11,342         $10,480
5/31/2001                   $11,444                     $11,464         $10,527
6/30/2001                   $11,528                     $11,541         $10,545
7/31/2001                   $11,681                     $11,712         $10,515
8/31/2001                   $11,951                     $11,905         $10,515
9/30/2001                   $11,908                     $11,865         $10,563
10/31/2001                  $12,039                     $12,006         $10,527
11/30/2001                  $11,961                     $11,905         $10,509
12/31/2001                  $11,821                     $11,792         $10,468
1/31/2002                   $12,000                     $11,997         $10,492
2/28/2002                   $12,026                     $12,141         $10,533
3/31/2002                   $11,837                     $11,903         $10,592
4/30/2002                   $11,983                     $12,136         $10,652
5/31/2002                   $12,081                     $12,210         $10,652
6/30/2002                   $12,192                     $12,339         $10,658
7/31/2002                   $12,268                     $12,498         $10,669
8/31/2002                   $12,392                     $12,648         $10,705
9/30/2002                   $12,614                     $12,925         $10,723
10/31/2002                  $12,384                     $12,711         $10,741
11/30/2002                  $12,361                     $12,658         $10,741
12/31/2002                  $12,549                     $12,925         $10,717
1/31/2003                   $12,538                     $12,892         $10,764
2/28/2003                   $12,676                     $13,072         $10,847
3/31/2003                   $12,664                     $13,080         $10,912
4/30/2003                   $12,754                     $13,167         $10,889
5/31/2003                   $12,994                     $13,475         $10,871
6/30/2003                   $12,957                     $13,418         $10,883
7/31/2003                   $12,589                     $12,948         $10,895
8/31/2003                   $12,654                     $13,045         $10,936
9/30/2003                   $12,924                     $13,428         $10,972
10/31/2003                  $12,913                     $13,361         $10,960
11/30/2003                  $13,095                     $13,500         $10,930
12/31/2003                  $13,214                     $13,612         $10,918
1/31/2004                   $13,307                     $13,690         $10,972
2/29/2004                   $13,506                     $13,896         $11,031
3/31/2004                   $13,521                     $13,847         $11,102
4/30/2004                   $13,338                     $13,519         $11,137
5/31/2004                   $13,288                     $13,470         $11,203
6/30/2004                   $13,345                     $13,519         $11,238
7/31/2004                   $13,508                     $13,697         $11,220
8/31/2004                   $13,725                     $13,972         $11,226
9/30/2004                   $13,836                     $14,046         $11,250
10/31/2004                  $13,947                     $14,167         $11,309
11/30/2004                  $13,895                     $14,050         $11,315
12/31/2004                  $14,059                     $14,221         $11,274
1/31/2005                   $14,251                     $14,354         $11,297
2/28/2005                   $14,237                     $14,307         $11,363
3/31/2005                   $14,194                     $14,216         $11,451
4/30/2005                   $14,456                     $14,441         $11,528
5/31/2005                   $14,564                     $14,543         $11,517
6/30/2005                   $14,674                     $14,633         $11,523
7/31/2005                   $14,657                     $14,567         $11,576
8/31/2005                   $14,851                     $14,714         $11,635
9/30/2005                   $14,734                     $14,615         $11,777
10/31/2005                  $14,645                     $14,526         $11,801
11/30/2005                  $14,767                     $14,596         $11,706
12/31/2005                  $14,919                     $14,721         $11,659
1/31/2006                   $14,943                     $14,761         $11,748
2/28/2006                   $15,067                     $14,860         $11,771
3/31/2006                   $14,989                     $14,758         $11,836
4/30/2006                   $15,013                     $14,752         $11,937
5/31/2006                   $15,080                     $14,818         $11,996
6/30/2006                   $15,060                     $14,762         $12,020
7/31/2006                   $15,230                     $14,938         $12,056
8/31/2006                   $15,444                     $15,160         $12,079
9/30/2006                   $15,571                     $15,265         $12,020
10/31/2006                  $15,669                     $15,361         $11,955
11/30/2006                  $15,797                     $15,489         $11,937
12/31/2006                  $15,775                     $15,434         $11,955
1/31/2007                   $15,753                     $15,395         $11,991
2/28/2007                   $15,957                     $15,597         $12,056
3/31/2007                   $15,902                     $15,559         $12,165
4/30/2007                   $15,969                     $15,605         $12,244
5/31/2007                   $15,899                     $15,536         $12,319
6/30/2007                   $15,785                     $15,455         $12,343
7/31/2007                   $15,867                     $15,575         $12,340
8/31/2007                   $15,462                     $15,508         $12,317
9/30/2007                   $15,715                     $15,738         $12,351
10/31/2007                  $15,752                     $15,808         $12,378
11/30/2007                  $15,667                     $15,909         $12,451
12/31/2007                  $15,427                     $15,953         $12,443
1/31/2008                   $15,574                     $16,154         $12,505
2/29/2008                   $14,568                     $15,414         $12,541
3/31/2008                   $14,961                     $15,855         $12,650
4/30/2008                   $15,311                     $16,040         $12,726
5/31/2008                   $15,434                     $16,137         $12,834
                            -------                     -------         -------
Total Returns                 54.34%                      61.37%          28.34%
                            =======                     =======         =======


                               16 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C   5/31/08
-------   -------
1-Year     -3.94%
5-Year     +3.50%
10-Year    +3.88%

CLASS C (6/1/98-5/31/08)

                               (PERFORMANCE GRAPH)

                   FRANKLIN CALIFORNIA HIGH         LEHMAN BROTHERS
     DATE       YIELD MUNICIPAL FUND - CLASS C   MUNICIPAL BOND INDEX     CPI
-------------   ------------------------------   --------------------   -------
6/1/1998                    $10,000                     $10,000         $10,000
6/30/1998                   $10,048                     $10,039         $10,012
7/31/1998                   $10,080                     $10,065         $10,025
8/31/1998                   $10,227                     $10,220         $10,037
9/30/1998                   $10,373                     $10,347         $10,049
10/31/1998                  $10,360                     $10,347         $10,074
11/30/1998                  $10,424                     $10,384         $10,074
12/31/1998                  $10,427                     $10,410         $10,068
1/31/1999                   $10,527                     $10,533         $10,092
2/28/1999                   $10,492                     $10,488         $10,104
3/31/1999                   $10,503                     $10,502         $10,135
4/30/1999                   $10,523                     $10,528         $10,209
5/31/1999                   $10,446                     $10,467         $10,209
6/30/1999                   $10,260                     $10,317         $10,209
7/31/1999                   $10,271                     $10,354         $10,240
8/31/1999                   $10,114                     $10,271         $10,264
9/30/1999                   $10,106                     $10,275         $10,313
10/31/1999                  $ 9,848                     $10,164         $10,332
11/30/1999                  $ 9,940                     $10,272         $10,338
12/31/1999                  $ 9,680                     $10,196         $10,338
1/31/2000                   $ 9,521                     $10,151         $10,369
2/29/2000                   $ 9,655                     $10,269         $10,430
3/31/2000                   $ 9,954                     $10,494         $10,516
4/30/2000                   $ 9,916                     $10,432         $10,522
5/31/2000                   $ 9,878                     $10,377         $10,534
6/30/2000                   $10,015                     $10,652         $10,590
7/31/2000                   $10,184                     $10,801         $10,614
8/31/2000                   $10,469                     $10,967         $10,614
9/30/2000                   $10,450                     $10,910         $10,670
10/31/2000                  $10,527                     $11,029         $10,688
11/30/2000                  $10,529                     $11,112         $10,694
12/31/2000                  $10,691                     $11,387         $10,688
1/31/2001                   $10,790                     $11,500         $10,756
2/28/2001                   $10,825                     $11,536         $10,799
3/31/2001                   $10,914                     $11,640         $10,823
4/30/2001                   $10,745                     $11,514         $10,866
5/31/2001                   $10,867                     $11,637         $10,915
6/30/2001                   $10,936                     $11,715         $10,934
7/31/2001                   $11,092                     $11,889         $10,903
8/31/2001                   $11,338                     $12,085         $10,903
9/30/2001                   $11,297                     $12,044         $10,952
10/31/2001                  $11,422                     $12,188         $10,915
11/30/2001                  $11,347                     $12,085         $10,897
12/31/2001                  $11,215                     $11,971         $10,854
1/31/2002                   $11,385                     $12,178         $10,878
2/28/2002                   $11,421                     $12,325         $10,921
3/31/2002                   $11,230                     $12,083         $10,983
4/30/2002                   $11,369                     $12,320         $11,044
5/31/2002                   $11,462                     $12,394         $11,044
6/30/2002                   $11,568                     $12,526         $11,050
7/31/2002                   $11,640                     $12,687         $11,063
8/31/2002                   $11,758                     $12,839         $11,100
9/30/2002                   $11,969                     $13,120         $11,118
10/31/2002                  $11,750                     $12,903         $11,136
11/30/2002                  $11,729                     $12,849         $11,136
12/31/2002                  $11,907                     $13,120         $11,112
1/31/2003                   $11,896                     $13,087         $11,161
2/28/2003                   $12,027                     $13,270         $11,247
3/31/2003                   $12,017                     $13,278         $11,314
4/30/2003                   $12,101                     $13,366         $11,290
5/31/2003                   $12,318                     $13,679         $11,271
6/30/2003                   $12,295                     $13,621         $11,284
7/31/2003                   $11,945                     $13,144         $11,296
8/31/2003                   $11,994                     $13,242         $11,339
9/30/2003                   $12,252                     $13,631         $11,376
10/31/2003                  $12,253                     $13,563         $11,364
11/30/2003                  $12,426                     $13,704         $11,333
12/31/2003                  $12,539                     $13,817         $11,321
1/31/2004                   $12,627                     $13,897         $11,376
2/29/2004                   $12,803                     $14,106         $11,437
3/31/2004                   $12,830                     $14,057         $11,511
4/30/2004                   $12,657                     $13,724         $11,548
5/31/2004                   $12,596                     $13,674         $11,615
6/30/2004                   $12,662                     $13,724         $11,652
7/31/2004                   $12,804                     $13,904         $11,634
8/31/2004                   $13,023                     $14,183         $11,640
9/30/2004                   $13,129                     $14,258         $11,665
10/31/2004                  $13,234                     $14,381         $11,726
11/30/2004                  $13,173                     $14,262         $11,732
12/31/2004                  $13,341                     $14,437         $11,689
1/31/2005                   $13,523                     $14,571         $11,714
2/28/2005                   $13,510                     $14,523         $11,781
3/31/2005                   $13,469                     $14,431         $11,873
4/30/2005                   $13,704                     $14,659         $11,953
5/31/2005                   $13,820                     $14,763         $11,941
6/30/2005                   $13,924                     $14,854         $11,947
7/31/2005                   $13,908                     $14,787         $12,002
8/31/2005                   $14,092                     $14,936         $12,064
9/30/2005                   $13,981                     $14,836         $12,211
10/31/2005                  $13,896                     $14,746         $12,236
11/30/2005                  $14,012                     $14,816         $12,138
12/31/2005                  $14,157                     $14,944         $12,088
1/31/2006                   $14,179                     $14,984         $12,181
2/28/2006                   $14,296                     $15,085         $12,205
3/31/2006                   $14,223                     $14,981         $12,273
4/30/2006                   $14,245                     $14,976         $12,377
5/31/2006                   $14,309                     $15,042         $12,439
6/30/2006                   $14,290                     $14,986         $12,463
7/31/2006                   $14,451                     $15,164         $12,500
8/31/2006                   $14,655                     $15,389         $12,525
9/30/2006                   $14,775                     $15,496         $12,463
10/31/2006                  $14,868                     $15,593         $12,396
11/30/2006                  $15,004                     $15,723         $12,377
12/31/2006                  $14,969                     $15,668         $12,396
1/31/2007                   $14,948                     $15,627         $12,433
2/28/2007                   $15,140                     $15,833         $12,500
3/31/2007                   $15,089                     $15,794         $12,614
4/30/2007                   $15,152                     $15,841         $12,696
5/31/2007                   $15,086                     $15,771         $12,773
6/30/2007                   $14,977                     $15,689         $12,798
7/31/2007                   $15,055                     $15,811         $12,795
8/31/2007                   $14,685                     $15,743         $12,771
9/30/2007                   $14,910                     $15,976         $12,807
10/31/2007                  $14,946                     $16,047         $12,834
11/30/2007                  $14,880                     $16,149         $12,910
12/31/2007                  $14,637                     $16,194         $12,901
1/31/2008                   $14,776                     $16,398         $12,966
2/29/2008                   $13,820                     $15,647         $13,003
3/31/2008                   $14,199                     $16,095         $13,116
4/30/2008                   $14,505                     $16,283         $13,196
5/31/2008                   $14,633                     $16,381         $13,307
                            -------                     -------         -------
Total Returns                 46.33%                      63.81%          33.07%
                            =======                     =======         =======

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   5/31/08
----------------   -------
1-Year              -2.48%
5-Year              +4.10%
10-Year             +4.47%

ADVISOR CLASS (6/1/98-5/31/08)(8)

                               (PERFORMANCE GRAPH)

                FRANKLIN CALIFORNIA HIGH
                 YIELD MUNICIPAL FUND -       LEHMAN BROTHERS
     DATE            ADVISOR CLASS         MUNICIPAL BOND INDEX     CPI
-------------   ------------------------   --------------------   -------
6/1/1998                 $10,000                  $10,000         $10,000
6/30/1998                $10,056                  $10,039         $10,012
7/31/1998                $10,094                  $10,065         $10,025
8/31/1998                $10,246                  $10,220         $10,037
9/30/1998                $10,399                  $10,347         $10,049
10/31/1998               $10,389                  $10,347         $10,074
11/30/1998               $10,456                  $10,384         $10,074
12/31/1998               $10,473                  $10,410         $10,068
1/31/1999                $10,567                  $10,533         $10,092
2/28/1999                $10,545                  $10,488         $10,104
3/31/1999                $10,561                  $10,502         $10,135
4/30/1999                $10,578                  $10,528         $10,209
5/31/1999                $10,505                  $10,467         $10,209
6/30/1999                $10,323                  $10,317         $10,209
7/31/1999                $10,339                  $10,354         $10,240
8/31/1999                $10,186                  $10,271         $10,264
9/30/1999                $10,182                  $10,275         $10,313
10/31/1999               $ 9,936                  $10,164         $10,332
11/30/1999               $10,024                  $10,272         $10,338
12/31/1999               $ 9,765                  $10,196         $10,338
1/31/2000                $ 9,608                  $10,151         $10,369
2/29/2000                $ 9,759                  $10,269         $10,430
3/31/2000                $10,066                  $10,494         $10,516
4/30/2000                $10,031                  $10,432         $10,522
5/31/2000                $ 9,987                  $10,377         $10,534
6/30/2000                $10,131                  $10,652         $10,590
7/31/2000                $10,307                  $10,801         $10,614
8/31/2000                $10,601                  $10,967         $10,614
9/30/2000                $10,587                  $10,910         $10,670
10/31/2000               $10,680                  $11,029         $10,688
11/30/2000               $10,687                  $11,112         $10,694
12/31/2000               $10,857                  $11,387         $10,688
1/31/2001                $10,952                  $11,500         $10,756
2/28/2001                $10,993                  $11,536         $10,799
3/31/2001                $11,089                  $11,640         $10,823
4/30/2001                $10,921                  $11,514         $10,866
5/31/2001                $11,051                  $11,637         $10,915
6/30/2001                $11,126                  $11,715         $10,934
7/31/2001                $11,290                  $11,889         $10,903
8/31/2001                $11,546                  $12,085         $10,903
9/30/2001                $11,509                  $12,044         $10,952
10/31/2001               $11,642                  $12,188         $10,915
11/30/2001               $11,571                  $12,085         $10,897
12/31/2001               $11,441                  $11,971         $10,854
1/31/2002                $11,621                  $12,178         $10,878
2/28/2002                $11,652                  $12,325         $10,921
3/31/2002                $11,474                  $12,083         $10,983
4/30/2002                $11,621                  $12,320         $11,044
5/31/2002                $11,711                  $12,394         $11,044
6/30/2002                $11,836                  $12,526         $11,050
7/31/2002                $11,914                  $12,687         $11,063
8/31/2002                $12,041                  $12,839         $11,100
9/30/2002                $12,251                  $13,120         $11,118
10/31/2002               $12,044                  $12,903         $11,136
11/30/2002               $12,015                  $12,849         $11,136
12/31/2002               $12,217                  $13,120         $11,112
1/31/2003                $12,199                  $13,087         $11,161
2/28/2003                $12,352                  $13,270         $11,247
3/31/2003                $12,347                  $13,278         $11,314
4/30/2003                $12,428                  $13,366         $11,290
5/31/2003                $12,669                  $13,679         $11,271
6/30/2003                $12,639                  $13,621         $11,284
7/31/2003                $12,295                  $13,144         $11,296
8/31/2003                $12,353                  $13,242         $11,339
9/30/2003                $12,624                  $13,631         $11,376
10/31/2003               $12,619                  $13,563         $11,364
11/30/2003               $12,803                  $13,704         $11,333
12/31/2003               $12,926                  $13,817         $11,321
1/31/2004                $13,036                  $13,897         $11,376
2/29/2004                $13,224                  $14,106         $11,437
3/31/2004                $13,258                  $14,057         $11,511
4/30/2004                $13,071                  $13,724         $11,548
5/31/2004                $13,028                  $13,674         $11,615
6/30/2004                $13,090                  $13,724         $11,652
7/31/2004                $13,257                  $13,904         $11,634
8/31/2004                $13,477                  $14,183         $11,640
9/30/2004                $13,592                  $14,258         $11,665
10/31/2004               $13,708                  $14,381         $11,726
11/30/2004               $13,663                  $14,262         $11,732
12/31/2004               $13,831                  $14,437         $11,689
1/31/2005                $14,027                  $14,571         $11,714
2/28/2005                $14,020                  $14,523         $11,781
3/31/2005                $13,986                  $14,431         $11,873
4/30/2005                $14,238                  $14,659         $11,953
5/31/2005                $14,367                  $14,763         $11,941
6/30/2005                $14,482                  $14,854         $11,947
7/31/2005                $14,472                  $14,787         $12,002
8/31/2005                $14,671                  $14,936         $12,064
9/30/2005                $14,547                  $14,836         $12,211
10/31/2005               $14,479                  $14,746         $12,236
11/30/2005               $14,608                  $14,816         $12,138
12/31/2005               $14,765                  $14,944         $12,088
1/31/2006                $14,781                  $14,984         $12,181
2/28/2006                $14,926                  $15,085         $12,205
3/31/2006                $14,855                  $14,981         $12,273
4/30/2006                $14,886                  $14,976         $12,377
5/31/2006                $14,960                  $15,042         $12,439
6/30/2006                $14,932                  $14,986         $12,463
7/31/2006                $15,123                  $15,164         $12,500
8/31/2006                $15,343                  $15,389         $12,525
9/30/2006                $15,462                  $15,496         $12,463
10/31/2006               $15,596                  $15,593         $12,396
11/30/2006               $15,716                  $15,723         $12,377
12/31/2006               $15,688                  $15,668         $12,396
1/31/2007                $15,674                  $15,627         $12,433
2/28/2007                $15,886                  $15,833         $12,500
3/31/2007                $15,855                  $15,794         $12,614
4/30/2007                $15,930                  $15,841         $12,696
5/31/2007                $15,884                  $15,771         $12,773
6/30/2007                $15,763                  $15,689         $12,798
7/31/2007                $15,854                  $15,811         $12,795
8/31/2007                $15,471                  $15,743         $12,771
9/30/2007                $15,718                  $15,976         $12,807
10/31/2007               $15,779                  $16,047         $12,834
11/30/2007               $15,702                  $16,149         $12,910
12/31/2007               $15,454                  $16,194         $12,901
1/31/2008                $15,609                  $16,398         $12,966
2/29/2008                $14,619                  $15,647         $13,003
3/31/2008                $15,014                  $16,095         $13,116
4/30/2008                $15,364                  $16,283         $13,196
5/31/2008                $15,488                  $16,381         $13,307
                         -------                  -------         -------
Total Returns              54.88%                   63.81%          33.07%
                         =======                  =======         =======


                               Annual Report | 17

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. IN GENERAL, AN INVESTOR IS PAID A HIGHER YIELD TO ASSUME A GREATER DEGREE OF CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 5/31/08.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/24/07 for the maximum combined effective federal and California state personal income tax bracket of 41.05%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 5/31/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Effective 11/15/06, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/15/06, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/14/06, actual Advisor class performance is used reflecting all charges and fees applicable to that class. Since 11/15/06 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -0.77% and -0.50%.

(9.) Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond
     Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               18 | Annual Report

Your Fund's Expenses

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 19

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 12/1/07      VALUE 5/31/08   PERIOD* 12/1/07-5/31/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  985.90              $3.08
Hypothetical (5% return before expenses)         $1,000           $1,021.90              $3.13
CLASS B
Actual                                           $1,000           $  983.30              $5.80
Hypothetical (5% return before expenses)         $1,000           $1,019.15              $5.91
CLASS C
Actual                                           $1,000           $  983.30              $5.75
Hypothetical (5% return before expenses)         $1,000           $1,019.20              $5.86
ADVISOR CLASS
Actual                                           $1,000           $  986.50              $2.58
Hypothetical (5% return before expenses)         $1,000           $1,022.40              $2.63

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.62%; B: 1.17%; C: 1.16%; and Advisor:
     0.52%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.


                               20 | Annual Report

Franklin Tennessee Municipal Bond Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Tennessee Municipal Bond Fund

seeks to maximize income exempt from federal and Tennessee personal income taxes, consistent with prudent investment management and the preservation of capital, by investing at least 80% of its net assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Tennessee Municipal Bond Fund
Based on Total Long-Term Investments as of 5/31/08**

                                   (PIE CHART)

AAA .........................   40.1%
AA ..........................   21.0%
A ...........................    3.7%
BBB .........................    3.0%
Not Rated by S&P ............   32.2%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa     21.5%       --
AA or Aa        6.1%       --
A               3.4%       --
BBB or Baa       --       1.2%
               ----       ---
Total          31.0%      1.2%
               ----       ---

This annual report for Franklin Tennessee Municipal Bond Fund covers the fiscal year ended May 31, 2008.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $11.18 on May 31, 2007, to $11.04 on May 31, 2008. The Fund's Class A

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 47.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.


                               Annual Report | 21

DIVIDEND DISTRIBUTIONS*
Franklin Tennessee Municipal Bond Fund
Class A

MONTH            DIVIDEND PER SHARE
-----            ------------------
June 2007            3.70 cents
July 2007            3.70 cents
August 2007          3.70 cents
September 2007       3.70 cents
October 2007         3.70 cents
November 2007        3.70 cents
December 2007        3.80 cents
January 2008         3.80 cents
February 2008        3.80 cents
March 2008           3.80 cents
April 2008           3.80 cents
May 2008             3.80 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

shares paid dividends totaling 44.72 cents per share for the reporting period.(2) The Performance Summary beginning on page 24 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.95%. An investor in the 2008 maximum combined effective federal and Tennessee personal income tax bracket of 38.90% would need to earn a distribution rate of 6.46% from a taxable investment to match the Fund's Class A tax-free distribution rate.

STATE UPDATE

During the year under review, Tennessee's economy faced a number of challenges. The subprime mortgage and credit crises, which diminished home sales and increased mortgage delinquency rates, hurt the state economy. Foreclosure filings through the first quarter of 2008, however, were slightly more favorable than the national average. Tennessee's overall employment picture was negative as well. The state's unemployment rate drifted up and experienced a sharp spike in the fourth quarter of 2007 and the first quarter of 2008.

Tennessee's commitment to maintaining structural budget stability and increasing healthy reserve levels provided revenue increases and balanced budgets in the past five consecutive years. However, during the period under review, the state's reliance on sales taxes to provide the lion's share of budgeted tax revenues dampened its fiscal performance. Although the 2008 budget anticipated a slight growth in sales tax revenues, 2008 fiscal year-to-date performance did not meet expectations. Reflecting the national retail slump, April 2008 revenues were actually less than those recorded a year earlier. In response, the state implemented cost-containment measures and greatly revised its assumptions for the fiscal year 2009 proposed budget.

Despite budgetary stress brought on by the sales tax shortfall, Tennessee's debt burden was still very low at slightly more than $200 per capita, consistently less than 2% of per capita personal income over the past decade.(3) The state's full funding of its annual required contribution to the retirement system kept the debt burden low.

Independent credit rating agency Standard & Poor's assigned Tennessee's general obligation debt an AA+ rating with a stable outlook.(4) This rating reflected the state's commitment to budget stability and increase of reserve levels, record-level fiscal year 2007 reserves and stable overall economy.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Standard & Poor's, "State Review: Tennessee," RATINGSDIRECT,
     5/15/08.

(4.) This does not indicate Standard & Poor's rating of the Fund.


                               22 | Annual Report

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, our portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to under-performance in adverse markets. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Our value-oriented philosophy of investing primarily for income, combined with a relatively steep municipal yield curve compared to Treasuries, favored longer-term bonds during the reporting period. Consistent with our strategy, we sought to remain fully invested in bonds ranging from 15 to 30 years in maturity with good call features. Given the tight credit spreads during the period, we primarily found value in insured, AAA-rated, water and sewer revenue bonds and city general obligation bonds. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

Thank you for your continued participation in Franklin Tennessee Municipal Bond Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MAY 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin Tennessee Municipal Bond Fund
5/31/08

                      % OF TOTAL
                       LONG-TERM
                     INVESTMENTS*
                     ------------
Utilities                36.7%**
Prerefunded              23.3%
General Obligation       14.5%
Hospital & Health         9.1%
   Care
Higher Education          7.0%
Transportation            5.0%
Housing                   2.7%
Other Revenue             1.2%
Tax-Supported             0.5%

*    Does not include short-term investments and other net assets.

** The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.


                               Annual Report | 23

Performance Summary as of 5/31/08

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRTIX)                    CHANGE   5/31/08   5/31/07
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.14    $11.04    $11.18
DISTRIBUTIONS (6/1/07-5/31/08)
Dividend Income                  $0.4472

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                         1-YEAR   5-YEAR   10-YEAR
-------                                         ------   ------   -------
Cumulative Total Return(2)                       +2.80%  +17.30%   +54.92%
Average Annual Total Return(3)                   -1.60%   +2.36%    +4.02%
Avg. Ann. Total Return (6/30/08)(4)              -2.15%   +2.22%    +3.85%
   Distribution Rate(5)                 3.95%
   Taxable Equivalent Distribution      6.46%
      Rate(6)
   30-Day Standardized Yield(7)         3.39%
   Taxable Equivalent Yield(6)          5.55%
   Total Annual Operating Expenses(8)
      Without Waiver                    0.75%
      With Waiver                       0.70%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE MANAGER HAS CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED 0.70% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) UNTIL 9/30/08.


                               24 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes the maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   5/31/08
-------   -------
1-Year     -1.60%
5-Year     +2.36%
10-Year    +4.02%

CLASS A (6/1/98-5/31/08)

                               (PERFORMANCE GRAPH)

                FRANKLIN TENNESSEE MUNICIPAL       LEHMAN BROTHERS
     DATE            BOND FUND - CLASS A        MUNICIPAL BOND INDEX      CPI
-------------   ----------------------------   ----------------------   -------
6/1/1998                   $ 9,575                     $10,000          $10,000
6/30/1998                  $ 9,632                     $10,039          $10,012
7/31/1998                  $ 9,655                     $10,065          $10,025
8/31/1998                  $ 9,807                     $10,220          $10,037
9/30/1998                  $ 9,933                     $10,347          $10,049
10/31/1998                 $ 9,895                     $10,347          $10,074
11/30/1998                 $ 9,943                     $10,384          $10,074
12/31/1998                 $ 9,972                     $10,410          $10,068
1/31/1999                  $10,074                     $10,533          $10,092
2/28/1999                  $10,017                     $10,488          $10,104
3/31/1999                  $10,056                     $10,502          $10,135
4/30/1999                  $10,060                     $10,528          $10,209
5/31/1999                  $ 9,975                     $10,467          $10,209
6/30/1999                  $ 9,773                     $10,317          $10,209
7/31/1999                  $ 9,776                     $10,354          $10,240
8/31/1999                  $ 9,600                     $10,271          $10,264
9/30/1999                  $ 9,559                     $10,275          $10,313
10/31/1999                 $ 9,345                     $10,164          $10,332
11/30/1999                 $ 9,459                     $10,272          $10,338
12/31/1999                 $ 9,327                     $10,196          $10,338
1/31/2000                  $ 9,240                     $10,151          $10,369
2/29/2000                  $ 9,366                     $10,269          $10,430
3/31/2000                  $ 9,642                     $10,494          $10,516
4/30/2000                  $ 9,555                     $10,432          $10,522
5/31/2000                  $ 9,439                     $10,377          $10,534
6/30/2000                  $ 9,728                     $10,652          $10,590
7/31/2000                  $ 9,905                     $10,801          $10,614
8/31/2000                  $10,092                     $10,967          $10,614
9/30/2000                  $10,002                     $10,910          $10,670
10/31/2000                 $10,124                     $11,029          $10,688
11/30/2000                 $10,226                     $11,112          $10,694
12/31/2000                 $10,562                     $11,387          $10,688
1/31/2001                  $10,626                     $11,500          $10,756
2/28/2001                  $10,681                     $11,536          $10,799
3/31/2001                  $10,766                     $11,640          $10,823
4/30/2001                  $10,625                     $11,514          $10,866
5/31/2001                  $10,740                     $11,637          $10,915
6/30/2001                  $10,844                     $11,715          $10,934
7/31/2001                  $11,040                     $11,889          $10,903
8/31/2001                  $11,215                     $12,085          $10,903
9/30/2001                  $11,110                     $12,044          $10,952
10/31/2001                 $11,267                     $12,188          $10,915
11/30/2001                 $11,191                     $12,085          $10,897
12/31/2001                 $11,023                     $11,971          $10,854
1/31/2002                  $11,221                     $12,178          $10,878
2/28/2002                  $11,368                     $12,325          $10,921
3/31/2002                  $11,136                     $12,083          $10,983
4/30/2002                  $11,347                     $12,320          $11,044
5/31/2002                  $11,424                     $12,394          $11,044
6/30/2002                  $11,532                     $12,526          $11,050
7/31/2002                  $11,673                     $12,687          $11,063
8/31/2002                  $11,803                     $12,839          $11,100
9/30/2002                  $12,102                     $13,120          $11,118
10/31/2002                 $11,819                     $12,903          $11,136
11/30/2002                 $11,779                     $12,849          $11,136
12/31/2002                 $12,039                     $13,120          $11,112
1/31/2003                  $11,998                     $13,087          $11,161
2/28/2003                  $12,173                     $13,270          $11,247
3/31/2003                  $12,229                     $13,278          $11,314
4/30/2003                  $12,340                     $13,366          $11,290
5/31/2003                  $12,646                     $13,679          $11,271
6/30/2003                  $12,582                     $13,621          $11,284
7/31/2003                  $12,079                     $13,144          $11,296
8/31/2003                  $12,178                     $13,242          $11,339
9/30/2003                  $12,521                     $13,631          $11,376
10/31/2003                 $12,467                     $13,563          $11,364
11/30/2003                 $12,612                     $13,704          $11,333
12/31/2003                 $12,701                     $13,817          $11,321
1/31/2004                  $12,780                     $13,897          $11,376
2/29/2004                  $12,972                     $14,106          $11,437
3/31/2004                  $12,915                     $14,057          $11,511
4/30/2004                  $12,587                     $13,724          $11,548
5/31/2004                  $12,577                     $13,674          $11,615
6/30/2004                  $12,623                     $13,724          $11,652
7/31/2004                  $12,817                     $13,904          $11,634
8/31/2004                  $13,047                     $14,183          $11,640
9/30/2004                  $13,128                     $14,258          $11,665
10/31/2004                 $13,266                     $14,381          $11,726
11/30/2004                 $13,150                     $14,262          $11,732
12/31/2004                 $13,325                     $14,437          $11,689
1/31/2005                  $13,488                     $14,571          $11,714
2/28/2005                  $13,453                     $14,523          $11,781
3/31/2005                  $13,371                     $14,431          $11,873
4/30/2005                  $13,559                     $14,659          $11,953
5/31/2005                  $13,642                     $14,763          $11,941
6/30/2005                  $13,702                     $14,854          $11,947
7/31/2005                  $13,654                     $14,787          $12,002
8/31/2005                  $13,762                     $14,936          $12,064
9/30/2005                  $13,677                     $14,836          $12,211
10/31/2005                 $13,604                     $14,746          $12,236
11/30/2005                 $13,664                     $14,816          $12,138
12/31/2005                 $13,760                     $14,944          $12,088
1/31/2006                  $13,796                     $14,984          $12,181
2/28/2006                  $13,906                     $15,085          $12,205
3/31/2006                  $13,818                     $14,981          $12,273
4/30/2006                  $13,829                     $14,976          $12,377
5/31/2006                  $13,853                     $15,042          $12,439
6/30/2006                  $13,801                     $14,986          $12,463
7/31/2006                  $13,936                     $15,164          $12,500
8/31/2006                  $14,122                     $15,389          $12,525
9/30/2006                  $14,208                     $15,496          $12,463
10/31/2006                 $14,281                     $15,593          $12,396
11/30/2006                 $14,406                     $15,723          $12,377
12/31/2006                 $14,352                     $15,668          $12,396
1/31/2007                  $14,312                     $15,627          $12,433
2/28/2007                  $14,500                     $15,833          $12,500
3/31/2007                  $14,434                     $15,794          $12,614
4/30/2007                  $14,482                     $15,841          $12,696
5/31/2007                  $14,428                     $15,771          $12,773
6/30/2007                  $14,360                     $15,689          $12,798
7/31/2007                  $14,447                     $15,811          $12,795
8/31/2007                  $14,378                     $15,743          $12,771
9/30/2007                  $14,583                     $15,976          $12,807
10/31/2007                 $14,631                     $16,047          $12,834
11/30/2007                 $14,693                     $16,149          $12,910
12/31/2007                 $14,730                     $16,194          $12,901
1/31/2008                  $14,832                     $16,398          $12,966
2/29/2008                  $14,178                     $15,647          $13,003
3/31/2008                  $14,548                     $16,095          $13,116
4/30/2008                  $14,732                     $16,283          $13,196
5/31/2008                  $14,834                     $16,381          $13,307
                           -------                     -------          -------
Total Returns                48.34%                      63.81%           33.07%
                           =======                     =======          =======

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) If the manager had not waived fees, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 3.31%.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on an annualization of the current 3.80 cent per share monthly dividend and the maximum offering price of $11.53 per share on 5/31/08.

(6.) Taxable equivalent distribution rate and yield assume the published rates as of 12/24/07 for the maximum combined effective federal and Tennessee state personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

(7.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 5/31/08.

(8.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(9.) Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond
     Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 25

Your Fund's Expenses

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               26 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 12/1/07      VALUE 5/31/08   PERIOD* 12/1/07-5/31/08
-------                                    -----------------   --------------   -----------------------
Actual                                          $1,000           $1,009.70               $3.52
Hypothetical (5% return before expenses)        $1,000           $1,021.50               $3.54

* Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.70%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.


                               Annual Report | 27

Franklin Municipal Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                                                           YEAR ENDED MAY 31,
                                                    -------------------------------------------------------------
CLASS A                                                2008          2007         2006         2005        2004
-------                                             ----------    ----------   ----------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $    10.44    $    10.31   $    10.39    $   9.94    $  10.21
                                                    ----------    ----------   ----------    --------    --------
Income from investment operations(a):
   Net investment income(b) .....................         0.49          0.48         0.50        0.53        0.56
   Net realized and unrealized gains (losses) ...        (0.76)         0.13        (0.08)       0.47       (0.28)
                                                    ----------    ----------   ----------    --------    --------
Total from investment operations ................        (0.27)         0.61         0.42        1.00        0.28
                                                    ----------    ----------   ----------    --------    --------
Less distributions from net investment income ...        (0.47)        (0.48)       (0.50)      (0.55)      (0.55)
                                                    ----------    ----------   ----------    --------    --------
Redemption fees .................................           --(d)         --           --(d)       --(d)       --
                                                    ----------    ----------   ----------    --------    --------
Net asset value, end of year ....................   $     9.70    $    10.44   $    10.31    $  10.39    $   9.94
                                                    ==========    ==========   ==========    ========    ========
Total return(c) .................................        (2.58)%        6.03%        4.13%      10.26%       2.81%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................         0.62%         0.62%        0.62%       0.64%       0.65%
Net investment income ...........................         4.87%         4.58%        4.80%       5.22%       5.61%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $1,204,191    $1,329,255   $1,067,011    $777,960    $548,292
Portfolio turnover rate .........................        26.43%         3.34%       11.18%       5.43%       8.79%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d)  Amount rounds to less than $0.01 per share.

   The accompanying notes are an integral part of these financial statements.


                               28 | Annual Report

Franklin Municipal Securities Trust

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                                                     YEAR ENDED MAY 31,
                                                    --------------------------------------------------
CLASS B                                               2008       2007      2006       2005       2004
-------                                             -------    -------   -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $ 10.49    $ 10.36   $ 10.44    $  9.99    $ 10.25
                                                    -------    -------   -------    -------    -------
Income from investment operations(a):
   Net investment income(b) .....................      0.43       0.42      0.44       0.48       0.51
   Net realized and unrealized gains (losses) ...     (0.75)      0.14     (0.08)      0.46      (0.28)
                                                    -------    -------   -------    -------    -------
Total from investment operations ................     (0.32)      0.56      0.36       0.94       0.23
                                                    -------    -------   -------    -------    -------
Less distributions from net investment income ...     (0.42)     (0.43)    (0.44)     (0.49)     (0.49)
                                                    -------    -------   -------    -------    -------
Redemption fees .................................        --(d)      --        --(d)      --(d)      --
                                                    -------    -------   -------    -------    -------
Net asset value, end of year ....................   $  9.75    $ 10.49   $ 10.36    $ 10.44    $  9.99
                                                    =======    =======   =======    =======    =======
Total return(c) .................................     (3.10)%     5.43%     3.54%      9.61%      2.24%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................      1.17%      1.17%     1.17%      1.19%      1.20%
Net investment income ...........................      4.32%      4.03%     4.25%      4.67%      5.06%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $22,308    $27,246   $29,980    $31,588    $28,197
Portfolio turnover rate .........................     26.43%      3.34%    11.18%      5.43%      8.79%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d)  Amount rounds to less than $0.01 per share.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 29

Franklin Municipal Securities Trust

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                                                       YEAR ENDED MAY 31,
                                                    ------------------------------------------------------
CLASS C                                               2008        2007       2006        2005        2004
-------                                             --------    --------   --------    --------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  10.48    $  10.35   $  10.43    $   9.97    $ 10.24
                                                    --------    --------   --------    --------    -------
Income from investment operations(a):
   Net investment income(b) .....................       0.43        0.42       0.44        0.48       0.51
   Net realized and unrealized gains (losses) ...      (0.74)       0.14      (0.08)       0.47      (0.29)
                                                    --------    --------   --------    --------    -------
Total from investment operations ................      (0.31)       0.56       0.36        0.95       0.22
                                                    --------    --------   --------    --------    -------
Less distributions from net investment income ...      (0.42)      (0.43)     (0.44)      (0.49)     (0.49)
                                                    --------    --------   --------    --------    -------
Redemption fees .................................         --(d)       --         --(d)       --(d)      --
                                                    --------    --------   --------    --------    -------
Net asset value, end of year ....................   $   9.75    $  10.48   $  10.35    $  10.43    $  9.97
                                                    ========    ========   ========    ========    =======
Total return(c) .................................      (3.01)%      5.43%      3.54%       9.72%      2.24%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................       1.17%       1.17%      1.17%       1.19%      1.20%
Net investment income ...........................       4.32%       4.03%      4.25%       4.67%      5.06%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $276,902    $285,410   $190,670    $120,521    $79,294
Portfolio turnover rate .........................      26.43%       3.34%     11.18%       5.43%      8.79%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d)  Amount rounds to less than $0.01 per share.

   The accompanying notes are an integral part of these financial statements.


                               30 | Annual Report

Franklin Municipal Securities Trust

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                                    YEAR ENDED   PERIOD ENDED
                                                      MAY 31,       MAY 31,
ADVISOR CLASS                                          2008         2007(F)
-------------                                       ----------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $ 10.45        $ 10.53
                                                    -------        -------
Income from investment operations(a):
   Net investment income(b) .....................      0.50           0.26
   Net realized and unrealized gains (losses) ...     (0.76)         (0.08)
                                                    -------        -------
Total from investment operations ................     (0.26)          0.18
                                                    -------        -------
Less distributions from net investment income ...     (0.48)         (0.26)
                                                    -------        -------
Redemption fees .................................        --(e)          --
                                                    -------        -------
Net asset value, end of year ....................   $  9.71        $ 10.45
                                                    =======        =======
Total return(c) .................................     (2.48)%         1.76%

RATIOS TO AVERAGE NET ASSETS(d)
Expenses ........................................      0.52%          0.52%
Net investment income ...........................      4.97%          4.68%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $72,279        $18,156
Portfolio turnover rate .........................     26.43%          3.34%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Total return is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  For the period November 15, 2006 (effective date) to May 31, 2007.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 31

Franklin Municipal Securities Trust

STATEMENT OF INVESTMENTS, MAY 31, 2008

     FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                   PRINCIPAL AMOUNT        VALUE
     ---------------------------------------------                                   ----------------   ---------------
     LONG TERM INVESTMENTS 97.2%
     MUNICIPAL BONDS 97.2%
     CALIFORNIA 93.4%
     ABAG 1915 Act Special Assessment, Windemere Ranch AD 1999-1, Pre-Refunded,
        6.20%, 9/02/20 ...........................................................   $      1,950,000   $     2,204,806
        6.30%, 9/02/25 ...........................................................          2,935,000         3,327,586
        7.45%, 9/02/30 ...........................................................          4,815,000         4,976,062
     ABAG Finance Authority for Nonprofit Corps. Revenue,
        Elder Care Alliance, California Mortgage Insured, 5.60%, 8/15/34 .........          4,260,000         4,335,402
        Hamlin School, 5.00%, 8/01/37 ............................................         10,485,000         8,858,776
        Windemere Ranch Financing Program, Sub Series B, 5.00%, 9/02/27 ..........          3,500,000         3,099,670
        Windemere Ranch Financing Program, Sub Series B, 5.00%, 9/02/34 ..........          5,320,000         4,372,668
     Adelanto Water Authority Revenue,
        Parity, Water System Acquisition Project, Series A, Pre-Refunded,
           7.50%, 9/01/28 ........................................................          3,035,000         3,137,188
        Subordinated, Water System Acquisition Project, Series A,
           Pre-Refunded, 7.50%, 9/01/28 ..........................................          2,000,000         2,067,080
     Alameda CFD No. 2 Special Tax, Refunding, 6.125%, 9/01/16 ...................          1,240,000         1,242,455
     Alameda PFA Local Agency Revenue, Special Tax, CFD 1, Series A,
        6.70%, 8/01/12 ...........................................................          3,400,000         3,409,214
        7.00%, 8/01/19 ...........................................................          4,015,000         4,025,158
     Aliso Viejo CFD No. 2005-01 Special Tax, Glenwood at Aliso Viejo, 5.875%,
        9/01/27  .................................................................          5,115,000         4,996,434
     American Canyon Financing Authority Infrastructure Revenue Special
        Assessment, American Canyon Road East,
        5.00%, 9/02/25 ...........................................................          1,305,000         1,171,029
        5.00%, 9/02/30 ...........................................................          2,020,000         1,695,144
        5.10%, 9/02/35 ...........................................................          1,695,000         1,401,104
     Arcadia USD, GO, Capital Appreciation, Election of 2006, Series A,
        FSA Insured, zero cpn.,
        8/01/42 ..................................................................         12,735,000         1,989,080
        8/01/44 ..................................................................         25,080,000         3,501,419
     Artesia RDA Tax Allocation, Artesia Redevelopment Project Area,
        5.50%, 6/01/42 ...........................................................          6,355,000         5,913,709
        5.70%, 6/01/42 ...........................................................          3,175,000         3,068,733
     Avenal PFAR, Refunding, 5.00%,
        9/01/30 ..................................................................          1,325,000         1,293,611
        9/01/36 ..................................................................            710,000           683,957
     Azusa Special Tax, Escrow, CFD No. 2005-1, Improvement Area 1, 5.00%,
        9/01/27 ..................................................................          2,630,000         2,243,732
        9/01/27 ..................................................................          1,115,000           944,650
        9/01/37 ..................................................................          9,250,000         7,463,732
        9/01/37 ..................................................................          2,845,000         2,292,444
     Beaumont Financing Authority Local Agency Revenue,
        Series B, 5.35%, 9/01/28 .................................................          1,000,000           897,330
        Series B, 5.40%, 9/01/35 .................................................          1,490,000         1,288,612
        Series C, 5.45%, 9/01/27 .................................................          6,435,000         5,896,326
        Series C, 5.50%, 9/01/29 .................................................            855,000           779,136
        Series C, 5.50%, 9/01/35 .................................................          4,000,000         3,519,560
        Series C, 5.50%, 9/01/35 .................................................          1,035,000           926,491
     Bell GO, Election of 2003, MBIA Insured, 5.00%, 8/01/34 .....................          5,195,000         5,268,873


                               32 | Annual Report

Franklin Municipal Securities Trust

     FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                   PRINCIPAL AMOUNT        VALUE
     ---------------------------------------------                                   ----------------   ---------------
     LONG TERM INVESTMENTS (CONTINUED)
     MUNICIPAL BONDS (CONTINUED)
     CALIFORNIA (CONTINUED)
     Brentwood Infrastructure Financing Authority Infrastructure Revenue, CIFP,
        Series 1,
        5.00%, 9/02/25 ...........................................................   $      3,195,000   $     2,813,645
        5.125%, 9/02/30 ..........................................................          4,400,000         3,738,856
        5.15%, 9/02/35 ...........................................................          3,450,000         2,881,474
     Buena Park Community RDA Tax Allocation, Consolidated Redevelopment Project,
        6.25%, 9/01/35 ...........................................................          5,000,000         5,375,300
     Cabrillo Community College District GO, Capital Appreciation, Election of
        2004, Series B, MBIA Insured, zero cpn.,
        8/01/31 ..................................................................          8,870,000         2,490,873
        8/01/33 ..................................................................          9,475,000         2,402,007
     California City RDA Tax Allocation Revenue, Refunding, Series A-1, 7.75%,
        9/01/34 ..................................................................          9,470,000         9,989,619
     California County Tobacco Securitization Agency Tobacco Settlement Revenue,
        Asset-Backed, Los Angeles County Security, zero cpn. to 12/01/10, 5.70%
        thereafter, 6/01/46 ......................................................          5,000,000         3,498,000
        Refunding, 5.25%, 6/01/46 ................................................          5,000,000         4,010,850
     California Educational Facilities Authority Revenue,
        California College of the Arts, Refunding, 5.00%, 6/01/30 ................          1,800,000         1,646,298
        California College of the Arts, Refunding, 5.00%, 6/01/35 ................          4,405,000         3,947,541
        College and University Financing Program, 5.00%, 2/01/30 .................          5,425,000         4,844,091
        College and University Financing Program, 5.00%, 2/01/37 .................          1,150,000         1,004,767
        College and University Financing Program, Refunding, 5.00%, 2/01/26 ......          1,000,000           918,150
        Keck Graduate Institute, Pre-Refunded, 6.75%, 6/01/30 ....................          2,500,000         2,734,100
        Pooled College and University, Series B, 6.625%, 6/01/20 .................            215,000           233,952
        Pooled College and University, Series B, Pre-Refunded, 6.625%, 6/01/20 ...            785,000           854,198
        University of Redlands, Series A, 5.125%, 8/01/38 ........................          5,000,000         4,890,700
     California Health Facilities Financing Authority Revenue,
        Asian Community Center, Series A, AMBAC Insured, 5.00%, 4/01/27 ..........          4,850,000         4,922,265
        California-Nevada Methodist, 5.00%, 7/01/26 ..............................          1,750,000         1,774,307
        California-Nevada Methodist, 5.00%, 7/01/36 ..............................          2,075,000         2,059,437
        Kaiser Permanente, Series A, ETM, 5.40%, 5/01/28 .........................          2,500,000         2,526,075
        Kaiser Permanente, Series B, ETM, 5.25%, 10/01/16 ........................          3,250,000         3,311,685
        Sutter Health, Series A, 5.00%, 11/15/42 .................................         23,000,000        22,158,660
        Thessalonika Family, Series A, California Mortgage Insured, 6.20%,
           12/01/15 ..............................................................            535,000           535,920
        Verdugo Mental Health, Series A, California Mortgage Insured, 5.00%,
           4/01/28 ...............................................................          1,895,000         1,904,267
     California Municipal Finance Authority COP, Community Hospitals of Central
        California, 5.25%,
        2/01/27 ..................................................................         15,655,000        14,885,400
        2/01/46 ..................................................................         17,000,000        15,382,620
     California Municipal Finance Authority Revenue, University Students
        Cooperative Associates, 5.00%, 4/01/37 ...................................          4,000,000         3,434,840
     California State GO,
        FGIC Insured, 6.00%, 8/01/19 .............................................             30,000            30,140
        Refunding, AMBAC Insured, 5.00%, 3/01/34 .................................         10,000,000        10,170,800
        Various Purpose, MBIA Insured, 5.00%, 3/01/33 ............................             25,000            25,399


                               Annual Report | 33

Franklin Municipal Securities Trust

     FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                   PRINCIPAL AMOUNT        VALUE
     ---------------------------------------------                                   ----------------   ---------------
     LONG TERM INVESTMENTS (CONTINUED)
     MUNICIPAL BONDS (CONTINUED)
     CALIFORNIA (CONTINUED)
     California State Municipal Finance Authority Revenue,
        Biola University, Refunding, 5.625%, 10/01/23 ............................   $      6,000,000   $     6,092,220
        Biola University, Refunding, 5.80%, 10/01/28 .............................          7,500,000         7,583,250
        Biola University, Refunding, 5.875%, 10/01/34 ............................          6,000,000         6,052,020
        Loma Linda University, 5.00%, 4/01/37 ....................................          3,500,000         3,468,080
     California State Public Works Board Lease Revenue, Department of
        Mental Health, Coalinga, Series A, 5.125%, 6/01/29 .......................         10,000,000        10,074,300
     California Statewide CDA, COP,
        Catholic Healthcare West, 6.50%, 7/01/20 .................................          3,365,000         3,677,205
        Catholic Healthcare West, Pre-Refunded, 6.50%, 7/01/20 ...................          8,695,000         9,513,547
        International School of the Peninsula Project, Pre-Refunded,
           7.50%, 11/01/29 .......................................................         10,080,000        10,739,938
     California Statewide CDA Assisted Living Facilities Revenue,
        Hollenbeck Palms/Magnolia, Series A, Radian Insured, 4.50%,
        2/01/27 ..................................................................          2,200,000         2,000,196
(a)  California Statewide CDA Lease Revenue, Special Facilities,
        United Airlines, Series A, 5.70%, 10/01/33 ...............................          3,320,000           658,555
     California Statewide CDA Revenue,
        Bentley School, Refunding, 6.75%, 7/01/32 ................................          8,250,000         8,590,230
        California Baptist University, Refunding, Series A, 5.50%, 11/01/38 ......          4,500,000         4,071,015
        Catholic Healthcare West, Series C, 5.625%, 7/01/35 ......................          5,000,000         5,121,450
        Drew School, Refunding, 5.30%, 10/01/37 ..................................          4,275,000         3,716,300
        Elder Care Alliance, Series A, Pre-Refunded, 8.00%, 11/15/22 .............          3,000,000         3,659,010
        Elder Care Alliance, Series A, Pre-Refunded, 8.25%, 11/15/32 .............          4,000,000         4,934,400
        Eskaton Village Grass Valley, Pre-Refunded, 8.25%, 11/15/31 ..............          9,730,000        11,083,151
(b)     Henry Mayo Newhall Memorial, Series B, MBIA Insured, 5.20%, 10/01/37 .....          7,500,000         7,500,000
        Henry Mayo Newhall Memorial Hospital, California Mortgage Insured,
           5.00%, 10/01/27 .......................................................          3,000,000         3,024,330
        John F. Kennedy University, 6.75%, 10/01/33 ..............................          5,000,000         5,054,900
        Kaiser Permanente, Series A, 5.00%, 4/01/31 ..............................         10,000,000         9,694,800
        Kaiser Permanente, Series B, 5.00%, 3/01/41 ..............................         25,000,000        23,726,750
        Kaiser Permanente, Series B, 5.25%, 3/01/45 ..............................         52,910,000        51,892,012
        Lancer Educational Student Housing Project, 5.625%, 6/01/33 ..............          3,000,000         2,729,280
        Lodi Memorial Hospital, Series A, California Mortgage Insured, 5.00%,
           12/01/37 ..............................................................         12,500,000        12,291,625
        Monterey Institute International, 5.50%, 7/01/31 .........................          8,285,000         7,364,454
        Presidio Hill School, 6.875%, 8/01/32 ....................................          6,195,000         6,248,215
        Prospect Sierra School, Pre-Refunded, 6.75%, 9/01/32 .....................          5,000,000         5,539,950
        Seven Hills School, 6.50%, 8/01/31 .......................................          5,415,000         5,448,086
        Sonoma County Day School, 6.75%, 1/01/32 .................................          5,815,000         5,551,348
        Sutter Health, Refunding, Series A, 5.00%, 11/15/43 ......................         22,000,000        21,187,100
        Thomas Jefferson School of Law Project, Pre-Refunded, 7.75%, 10/01/31 ....          4,925,000         5,633,067
        Turning Point, 6.50%, 11/01/31 ...........................................          6,130,000         6,154,643
        ValleyCare Health System, Refunding, Series A, 5.00%, 7/15/22 ............          1,000,000           903,860
        ValleyCare Health System, Refunding, Series A, 5.125%, 7/15/31 ...........          4,350,000         3,699,066
     California Statewide CDA Special Tax Revenue, CFD 2007-1, Orinda, 6.00%,
        9/01/29 ..................................................................          5,000,000         4,905,350
     Camarillo PFA Wastewater Revenue, AMBAC Insured, 5.00%, 6/01/36 .............          2,960,000         2,989,126


                               34 | Annual Report

Franklin Municipal Securities Trust

     FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                   PRINCIPAL AMOUNT        VALUE
     ---------------------------------------------                                   ----------------   ---------------
     LONG TERM INVESTMENTS (CONTINUED)
     MUNICIPAL BONDS (CONTINUED)
     CALIFORNIA (CONTINUED)
     Campbell RDA Tax Allocation, Central Campbell Redevelopment Project,
        Series A, Pre-Refunded, 6.55%, 10/01/32 ..................................   $      5,300,000   $     5,715,361
     Capistrano USD, CFD Special Tax, No. 05-1, Rancho Madrina, 5.25%, 9/01/34 ...          1,120,000         1,002,781
     Castro Valley USD, GO, Election of 2005, FGIC Insured, 5.00%, 8/01/34 .......          5,310,000         5,329,169
     Cathedral City 1915 Act Special Assessment, Limited Obligation, Cove
        ID 04-02,
        5.00%, 9/02/30 ...........................................................          1,200,000         1,040,352
        5.05%, 9/02/35 ...........................................................          1,335,000         1,134,163
     Chabot-Las Positas Community College District GO, Capital Appreciation Bonds,
        Series C, AMBAC Insured, zero cpn.,
        8/01/44  .................................................................         32,750,000         4,653,447
        8/01/46  .................................................................         35,370,000         4,428,678
     Chatom USD, GO, Election of 2006, Capital Appreciation, Series C, XLCA
        Insured, zero cpn.,
        8/01/47 ..................................................................          9,450,000           984,407
     Chino CFD Special Tax,
        No. 03-3, Improvement Area 1, 5.70%, 9/01/29 .............................          1,215,000         1,154,663
        No. 03-3, Improvement Area 1, 5.75%, 9/01/34 .............................          1,420,000         1,337,541
        No. 2003-1, 5.875%, 9/01/33 ..............................................          1,250,000         1,201,438
     Chula Vista Special Tax,
        CFD No. 12-I, McMillin Otay Ranch, 5.25%, 9/01/30 ........................          2,135,000         1,870,815
        CFD No. 12-I, McMillin Otay Ranch, 5.25%, 9/01/36 ........................          3,705,000         3,185,559
        CFD No. 2001-1, Improvement Area B, San Miguel Ranch, 5.45%, 9/01/36 .....          2,175,000         1,903,864
     Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, FGIC
        Insured, zero cpn.,
        8/01/27  .................................................................          7,500,000         2,677,125
        8/01/28  .................................................................          5,000,000         1,674,800
     Corona CFD No. 2001-2 Special Tax, Improvement Areas Nos. 1 and 2, Series A,
        6.25%, 9/01/32 ...........................................................          1,890,000         1,866,999
     Corona CFD No. 2003-2 Special Tax, Highlands Collection,
        5.15%, 9/01/34 ...........................................................          2,810,000         2,356,606
        5.20%, 9/01/34 ...........................................................          1,000,000           844,950
     Corona-Norco USD, PFA Special Tax Revenue, Series B, 5.00%,
        9/01/26  .................................................................          1,760,000         1,569,867
        9/01/36  .................................................................          2,000,000         1,693,420
     Corona-Norco USD Special Tax,
        CFD No. 04-1, 5.00%, 9/01/24 .............................................          1,540,000         1,390,343
        CFD No. 04-1, 5.20%, 9/01/36 .............................................          2,000,000         1,744,300
        CFD No. 99-1, Pre-Refunded, 7.00%, 9/01/29 ...............................          2,120,000         2,268,040
        Series A, 5.35%, 9/01/26 .................................................          1,005,000           912,349
        Series A, 5.40%, 9/01/36 .................................................          2,530,000         2,195,230
     Cotati South Sonoma Business Park AD Special Assessment, Improvement, 6.50%,
        9/02/33 ..................................................................          5,575,000         5,431,444
     Daly City Housing Development Finance Agency Mobile Home Park Revenue,
        Franciscan Mobile, sub. bond, Refunding, Series B, 5.85%, 12/15/47 .......          5,175,000         4,780,872
     Del Mar Race Track Authority Revenue, 5.00%, 8/15/25 ........................          3,665,000         3,380,523
     Duarte RDA Tax Allocation, Capital Appreciation, Merged Redevelopment
        Project, ETM, zero cpn., 12/01/28 ........................................         30,795,000        10,519,572


                               Annual Report | 35

Franklin Municipal Securities Trust

     FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                   PRINCIPAL AMOUNT        VALUE
     ---------------------------------------------                                   ----------------   ---------------
     LONG TERM INVESTMENTS (CONTINUED)
     MUNICIPAL BONDS (CONTINUED)
     CALIFORNIA (CONTINUED)
     Eastern California Municipal Water District CFD No. 2003-15, Special Tax,
        Morgan Valley, Series A, 5.20%, 9/01/37 ..................................   $      2,000,000   $     1,675,040
     El Dorado County Special Tax,
        CFD No. 1992-1, 6.125%, 9/01/16 ..........................................          4,735,000         4,770,323
        CFD No. 2001-1, 5.35%, 9/01/35 ...........................................          1,900,000         1,668,409
        CFD No. 2005-1, 5.00%, 9/01/21 ...........................................          1,000,000           874,520
        CFD No. 2005-1, 5.15%, 9/01/25 ...........................................          2,075,000         1,794,605
        CFD No. 2005-1, 5.25%, 9/01/35 ...........................................          6,705,000         5,633,139
     El Monte Water Authority Revenue, Refunding, AMBAC Insured, 5.00%,
        9/01/31 ..................................................................          4,300,000         4,343,086
        9/01/36 ..................................................................          3,855,000         3,880,597
     El Rancho USD, GO, Capital Appreciation, Election of 2003, FGIC Insured,
        zero cpn., 8/01/29 .......................................................          2,400,000           801,696
     Elsinore Valley Municipal Water District Special Tax, CFD No. 99-1,
        Pre-Refunded, 7.00%, 9/01/29 .............................................          3,500,000         3,744,405
     Escondido Revenue COP, Series A, FGIC Insured,
        6.00%, 9/01/31 ...........................................................            805,000           857,220
        Pre-Refunded, 6.00%, 9/01/31 .............................................            900,000           979,830
     Escondido Special Tax, CFD No. 01, Eureka,
        5.10%, 9/01/26 ...........................................................            700,000           616,511
        5.15%, 9/01/36 ...........................................................          1,400,000         1,183,784
     Fairfield CFD Special Tax, No. 3, North Cordelia General Improvements, 6.00%,
        9/01/32 ..................................................................          1,200,000         1,266,588
        9/01/37 ..................................................................          5,810,000         6,118,337
     Fontana Special Tax,
        CFD No. 12, Pre-Refunded, 6.60%, 9/01/19 .................................          3,295,000         3,509,010
        CFD No. 12, Pre-Refunded, 6.625%, 9/01/30 ................................          7,675,000         8,175,870
        CFD No. 37, 5.00%, 9/01/30 ...............................................          1,000,000           824,760
     Foothill/Eastern Corridor Agency Toll Road Revenue, Capital Appreciation,
        Refunding, zero cpn.,
        1/15/26 ..................................................................         38,720,000        12,896,858
        1/15/30 ..................................................................          4,000,000           995,360
        1/15/31 ..................................................................         85,780,000        19,971,300
     Fullerton Water Revenue COP, AMBAC Insured, 5.00%,
        9/01/28 ..................................................................          2,650,000         2,715,428
        9/01/34 ..................................................................          2,795,000         2,842,739
     Garden Grove Housing Authority MFHR, Set-Aside Tax Increment,
        Series C, 6.70%, 7/01/24 .................................................          6,375,000         6,383,032
     Glendora USD, GO, Election of 2005, Series A, MBIA Insured, 5.25%, 8/01/30 ..          2,725,000         2,838,523
     Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
        Asset-Backed, Senior Series A-1, 5.75%, 6/01/47 ..........................         19,500,000        16,949,205
        Asset-Backed, Series A-2, Pre-Refunded, 7.90%, 6/01/42 ...................            750,000           901,838
        Asset-Backed, Series A-3, Pre-Refunded, 7.875%, 6/01/42 ..................          6,400,000         7,688,448
        Capital Appreciation, Asset-Backed, 2nd Sub Series C, zero cpn., 6/01/47 .         50,000,000         2,677,500
        Enhanced, Asset-Backed, Refunding, Series A, 5.00%, 6/01/45 ..............         10,000,000         9,213,000


                               36 | Annual Report

Franklin Municipal Securities Trust

     FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                   PRINCIPAL AMOUNT        VALUE
     ---------------------------------------------                                   ----------------   ---------------
     LONG TERM INVESTMENTS (CONTINUED)
     MUNICIPAL BONDS (CONTINUED)
     CALIFORNIA (CONTINUED)
     Golden Valley USD, GO, Election of 1999, Series C, FSA Insured, 5.00%,
        8/01/45 ..................................................................   $      1,660,000   $     1,686,726
     Half Moon Bay COP, Sea Crest School, 6.75%, 7/01/30 .........................          3,580,000         3,602,375
     Hercules RDA Tax Allocation, Hercules Merged Project, Pre-Refunded, 6.40%,
        9/01/21 ..................................................................          5,000,000         5,361,300
     Huntington Beach CFD Special Tax Revenue, Grand Coast Resort, 6.45%,
        9/01/31 ..................................................................          5,000,000         5,121,850
 (c) Imperial County Special Tax, CFD No. 98-1,
        6.45%, 9/01/17 ...........................................................          1,890,000         1,867,925
        6.50%, 9/01/31 ...........................................................          5,705,000         5,532,253
     Indio 1915 Act GO,
        AD No. 1999-1, 7.125%, 9/02/20 ...........................................          1,945,000         2,011,286
        AD No. 2001-1, 6.50%, 9/02/26 ............................................          4,240,000         4,301,353
     Indio CFD Special Tax,
        5.00%, 9/01/25 ...........................................................          4,000,000         3,518,760
        5.10%, 9/01/30 ...........................................................          1,275,000         1,078,344
        No. 04-3, Terra Lago, Improvement Area 1, 5.15%, 9/01/35 .................          2,000,000         1,657,140
     Irvine 1915 Act Special Assessment,
        AD No. 00-18, Group Five, 5.00%, 9/02/26 .................................          1,275,000         1,121,783
        AD No. 03-19, Group Five, Refunding, 5.00%, 9/02/25 ......................          1,500,000         1,361,040
        AD No. 03-19, Group Five, Refunding, 5.00%, 9/02/29 ......................          2,000,000         1,754,880
        AD No. 03-19, Group Three, 5.00%, 9/02/29 ................................          1,110,000         1,002,241
        AD No. 04-20, Group One, 5.00%, 9/02/25 ..................................          2,740,000         2,528,088
        AD No. 04-20, Group One, 5.00%, 9/02/30 ..................................         10,975,000         9,809,016
        Limited Obligation, AD No. 03-19, Group Four, 5.00%, 9/02/29 .............          1,500,000         1,324,350
     Irvine Special Tax, CFD No. 2005-2, 5.25%, 9/01/36 ..........................          2,000,000         1,762,440
     Jurupa Community Services District Special Tax,
        CFD No. 7, Series A, 5.10%, 9/01/28 ......................................          2,695,000         2,395,316
        CFD No. 7, Series A, 5.15%, 9/01/35 ......................................          3,690,000         3,144,618
        CFD No. 11, Series A, 5.00%, 9/01/25 .....................................          1,930,000         1,720,421
        CFD No. 11, Series A, 5.05%, 9/01/30 .....................................          2,495,000         2,134,922
        CFD No. 11, Series A, 5.10%, 9/01/35 .....................................          2,065,000         1,741,704
        CFD No. 12, Series A, 5.10%, 9/01/29 .....................................          2,000,000         1,765,600
        CFD No. 12, Series A, 5.15%, 9/01/35 .....................................          3,000,000         2,609,130
        CFD No. 17, Series A, 5.125%, 9/01/25 ....................................          1,350,000         1,192,266
        CFD No. 17, Series A, 5.20%, 9/01/36 .....................................          3,325,000         2,787,547
        CFD No. 18, Eastvale, Series A, 5.00%, 9/01/26 ...........................          1,295,000         1,140,688
        CFD No. 18, Eastvale, Series A, 5.00%, 9/01/36 ...........................          2,400,000         1,993,176
        CFD No. 19, Eastvale, 5.00%, 9/01/27 .....................................          1,500,000         1,293,165
        CFD No. 19, Eastvale, 5.00%, 9/01/36 .....................................          1,500,000         1,233,825
        CFD No. 30, Series A, 5.60%, 9/01/37 .....................................          1,000,000           924,410
     Lafayette RDA Tax Allocation, 5.75%, 8/01/32 ................................          1,000,000         1,017,000
     Lake Elsinore 1915 Act Special Assessment, AD No. 93-1, Limited Obligation,
        Refunding, 7.00%, 9/02/30 ................................................          8,325,000         8,644,430
     Lake Elsinore Special Tax,
        CFD No. 2003-2, Canyon Hills, Improvement Area A, Series A, 5.85%,
           9/01/24 ...............................................................          1,035,000           993,020
        CFD No. 2003-2, Canyon Hills, Improvement Area A, Series A, 5.95%,
           9/01/34 ...............................................................          2,200,000         2,069,364
        CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, 5.10%, 9/01/22 ...            750,000           692,663
        CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, 5.15%, 9/01/25 ...            635,000           578,079
        CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, 5.25%, 9/01/30 ...          1,195,000         1,058,866
        CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, 5.25%, 9/01/35 ...          1,225,000         1,058,388


                               Annual Report | 37

Franklin Municipal Securities Trust

     FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                   PRINCIPAL AMOUNT        VALUE
     ---------------------------------------------                                   ----------------   ---------------
     LONG TERM INVESTMENTS (CONTINUED)
     MUNICIPAL BONDS (CONTINUED)
     CALIFORNIA (CONTINUED)
     Lake Elsinore Special Tax, (continued)
        CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 2, Series A, 5.20%,
           9/01/26 ...............................................................   $        915,000   $       815,777
        CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 2, Series A, 5.25%,
           9/01/37 ...............................................................          2,800,000         2,389,352
        CFD No. 2005-2, Aberhill Ranch, Improvement Area A, Series A, 5.45%,
           9/01/36  ..............................................................          5,695,000         4,885,399
        CFD No. 2006-2, Viscaya, Series A, 5.40%, 9/01/36 ........................          2,020,000         1,766,914
     Lake Elsinore USD, CFD No. 2001-1 Special Tax, Pre-Refunded, 6.30%, 9/01/33 .          4,455,000         5,035,531
     Lancaster Financing Authority Tax Allocation Revenue, Redevelopment Project
        Nos. 5 and 6, Refunding,
        5.40%, 2/01/29 ...........................................................            500,000           494,440
        5.60%, 2/01/34 ...........................................................          1,250,000         1,257,112
     Lee Lake Water District CFD No. 1 Special Tax, Sycamore Creek,
        6.50%, 9/01/24 ...........................................................          1,000,000         1,035,540
        5.25%, 9/01/28 ...........................................................          1,750,000         1,525,002
        5.30%, 9/01/35 ...........................................................          3,300,000         2,808,201
     Lee Lake Water District CFD No. 3 Special Tax, Retreat, 5.875%, 9/01/27 .....          3,000,000         2,874,750
     Lincoln CFD No. 2003-1 Special Tax, Pre-Refunded,
        5.90%, 9/01/24 ...........................................................          1,780,000         2,035,626
        5.95%, 9/01/28 ...........................................................          4,450,000         5,099,700
        6.00%, 9/01/34 ...........................................................          3,520,000         4,042,333
     Lincoln PFA Special Tax Revenue, Sub Series B, 5.00%, 9/01/34 ...............          3,435,000         2,892,064
     Lodi USD, GO, Election of 2002, MBIA Insured, 5.00%, 8/01/29 ................          3,010,000         3,075,166
     Loma Linda Hospital Revenue, Loma Linda University Medical Center,
        Series A, 5.00%, 12/01/21 ................................................          7,500,000         7,420,275
     Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A,
        5.00%, 11/15/29 ..........................................................          9,630,000         8,828,591
        5.50%, 11/15/37 ..........................................................         25,000,000        24,082,500
     Los Angeles Department of Water and Power Waterworks Revenue, System, Sub
        Series A-1, AMBAC Insured, 5.00%, 7/01/32 ................................          5,000,000         5,124,450
 (c) Los Angeles MFR, Refunding, Series J-2C, 8.50%, 1/01/24 .....................            620,000           607,910
     Los Angeles USD, GO, Election of 2005, Series C, AMBAC Insured, 5.00%,
        7/01/28 ..................................................................          3,565,000         3,674,695
     Lynwood PFA Lease Revenue,
        6.25%, 9/01/22 ...........................................................          1,080,000         1,115,759
        6.30%, 9/01/29 ...........................................................          2,680,000         2,761,445
     Lynwood PFA Tax Allocation, Alameda Project Area, 6.30%, 9/01/24 ............          1,000,000         1,030,260
     Lynwood PFAR, Water System Improvement Project, 6.50%, 6/01/21 ..............          1,175,000         1,177,186
     Menifee USD Special Tax, CFD No. 2002-2,
        6.05%, 9/01/26 ...........................................................          1,000,000           997,810
        6.10%, 9/01/34 ...........................................................          3,715,000         3,601,730
     Merced CFD No. 2005-1 Special Tax, Improvement Area No. 1, 5.30%, 9/01/36 ...          2,400,000         2,034,888
     Moorpark CFD No. 2004-1 Special Tax, Moorpark Highlands,
        5.25%, 9/01/26 ...........................................................          1,875,000         1,668,694
        5.30%, 9/01/38 ...........................................................          4,200,000         3,565,422
     Moreland School District GO, Election of 2002, Series D, FGIC Insured, zero cpn.,
        8/01/30 ..................................................................          3,400,000           990,658
        8/01/31 ..................................................................          2,000,000           548,620
        8/01/32 ..................................................................          4,405,000         1,142,128
        8/01/34 ..................................................................          4,405,000         1,123,231
        8/01/37 ..................................................................          5,700,000         1,226,811


                               38 | Annual Report

Franklin Municipal Securities Trust

     FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                   PRINCIPAL AMOUNT        VALUE
     ---------------------------------------------                                   ----------------   ---------------
     LONG TERM INVESTMENTS (CONTINUED)
     MUNICIPAL BONDS (CONTINUED)
     CALIFORNIA (CONTINUED)
     Moreno Valley USD Special Tax,
        CFD No. 2004-6, 5.00%, 9/01/22 ...........................................   $      2,105,000   $     1,918,308
        CFD No. 2004-6, 5.10%, 9/01/28 ...........................................          2,000,000         1,735,620
        CFD No. 2004-6, 5.20%, 9/01/36 ...........................................          5,000,000         4,191,800
        CFD No. 2005-2, 5.00%, 9/01/36 ...........................................            815,000           661,307
     Murrieta 1915 Act Special Tax, CFD No. 2000-1, 6.375%, 9/01/30 ..............          4,100,000         4,125,912
     Murrieta CFD No. 2000-2 Special Tax, The Oaks,
        Improvement Area A, 5.90%, 9/01/27 .......................................          2,000,000         1,907,000
        Improvement Area A, 6.00%, 9/01/34 .......................................          3,570,000         3,354,729
        Improvement Area B, 6.00%, 9/01/27 .......................................          1,285,000         1,260,585
        Improvement Area B, 6.00%, 9/01/34 .......................................          3,860,000         3,683,791
     Murrieta CFD No. 2001-1 Special Tax, Bluestone, Improvement Area A, 6.20%,
        9/01/25 ..................................................................          2,105,000         2,122,514
     Murrieta CFD No. 2003-2 Special Tax, Blackmore Ranch, 6.10%, 9/01/34 ........          2,000,000         1,974,000
     Murrieta CFD No. 2004-1 Bremerton Special Tax, 5.625%, 9/01/34 ..............            700,000           628,936
     Napa Valley Community College District GO, Election of 2002, Series C,
        MBIA Insured, zero cpn.,
          8/01/33  ...............................................................         13,130,000         3,328,586
          8/01/34  ...............................................................         13,380,000         3,203,707
     Norco Special Tax,
        CFD No. 97-1, Pre-Refunded, 7.10%, 10/01/30 ..............................          2,640,000         2,975,227
        CFD No. 2002-1, 6.50%, 3/01/33 ...........................................          1,500,000         1,516,170
     North Natomas CFD Special Tax, No. 4, Series B, 6.375%, 9/01/31 .............          4,300,000         4,300,301
     Oakland GO, Measure G, AMBAC Insured, 5.00%, 1/15/31 ........................          4,585,000         4,625,210
     Oceanside CFD No. 2001-1 Special Tax, Morro Hills Development, 5.50%,
        9/01/34 ..................................................................          3,390,000         3,027,812
     Ontario COP, Water System Improvement Project, MBIA Insured, 5.00%,
        7/01/34 ..................................................................          8,000,000         8,154,880
     Orange County 1915 Act Special Assessment, Limited Obligation, AD No ........
        01-1-GP1,
        5.00%, 9/02/28 ...........................................................          3,000,000         2,628,510
        5.10%, 9/02/33 ...........................................................          2,000,000         1,732,340
     Oxnard Harbor District Revenue,
        Series A, 5.75%, 8/01/20 .................................................          1,110,000         1,111,865
        Series B, 6.00%, 8/01/24 .................................................          2,000,000         2,101,440
     Oxnard Special Tax, CFD No. 3, Seabridge, 5.00%, 9/01/35 ....................          5,000,000         4,069,400
     Perris CFD No. 05-2 Special Tax, Harmony Grove, Series A,
        5.00%, 9/01/21 ...........................................................          1,130,000         1,047,137
        5.20%, 9/01/24 ...........................................................          1,505,000         1,392,787
        5.25%, 9/01/29 ...........................................................          3,585,000         3,120,671
        5.30%, 9/01/35 ...........................................................          4,205,000         3,592,584
     Perris CFD No. 2001-1 Special Tax,
        Improvement Area No. 4, May Farms, Series A, 5.00%, 9/01/25 ..............          1,415,000         1,269,750
        Improvement Area No. 4, May Farms, Series A, 5.10%, 9/01/30 ..............            865,000           754,678
        Improvement Area No. 4, May Farms, Series A, 5.15%, 9/01/35 ..............          1,075,000           919,835
        Improvement Area No. 5, May Ranch, Series A, 5.00%, 9/01/26 ..............            585,000           511,208
        Improvement Area No. 5, May Ranch, Series A, 5.00%, 9/01/37 ..............          1,600,000         1,340,240
     Perris CFD No. 2002-1 Special Tax, Series A,
        6.375%, 9/01/23 ..........................................................          1,475,000         1,504,588
        6.50%, 9/01/29 ...........................................................          2,045,000         2,075,593
        6.50%, 9/01/33 ...........................................................          2,120,000         2,146,670


                               Annual Report | 39

Franklin Municipal Securities Trust

     FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                   PRINCIPAL AMOUNT        VALUE
     ---------------------------------------------                                   ----------------   ---------------
     LONG TERM INVESTMENTS (CONTINUED)
     MUNICIPAL BONDS (CONTINUED)
     CALIFORNIA (CONTINUED)
     Perris CFD No. 2004-3 Special Tax, Improvement Area No. 2, Series A, 5.30%,
        9/01/35 ..................................................................   $      1,390,000   $     1,187,560
     Perris PFA Local Agency Revenue, Series A, 6.25%, 9/01/33 ...................          3,000,000         2,958,420
     Perris PFAR Tax Allocation,
        5.30%, 10/01/26 ..........................................................          2,000,000         1,822,680
        5.35%, 10/01/36 ..........................................................          4,010,000         3,480,921
     Pico Rivera Water Authority Revenue, Refunding, Series A, 6.25%, 12/01/32 ...          7,250,000         7,428,857
     Poway USD Special Tax,
        CFD No. 6, 4S Ranch, 5.125%, 9/01/35 .....................................          6,000,000         5,486,520
        CFD No. 6, Improvement Area B, 5.125%, 9/01/36 ...........................          5,035,000         4,311,219
        CFD No. 14, Area A, 5.125%, 9/01/26 ......................................          1,770,000         1,551,405
        CFD No. 14, Area A, 5.25%, 9/01/36 .......................................          5,225,000         4,486,394
        CFD No. 14, Del Sur, 5.125%, 9/01/26 .....................................          2,200,000         1,928,300
     Rancho Cordova CFD No. 2003-1 Special Tax, Sunridge Anatolia,
        5.25%, 9/01/25 ...........................................................          2,235,000         2,009,645
        5.375%, 9/01/30 ..........................................................          1,650,000         1,440,070
        5.375%, 9/01/37 ..........................................................          7,130,000         6,052,586
        5.50%, 9/01/37 ...........................................................          2,635,000         2,279,512
     Rancho Santiago Community College District GO, FSA Insured, 5.125%,
        9/01/28 ..................................................................          5,295,000         5,813,063
        9/01/29 ..................................................................          6,745,000         7,375,725
     Rancho Water District Special Tax, CFD No. 99-1,
        Area A, Series A, Pre-Refunded, 6.70%, 9/01/30 ...........................          2,100,000         2,145,780
        Area B, Series A, Pre-Refunded, 6.70%, 9/01/30 ...........................          2,435,000         2,488,083
     Richmond Joint Powers Financing Authority Revenue, Reassessment, Refunding,
        Series A, AMBAC Insured, 5.00%, 9/02/30 ..................................          1,085,000         1,073,423
     Rio Elementary School District Special Tax, CFD No. 1, 5.20%, 9/01/35 .......          5,000,000         4,369,500
     Riverside County Special Tax,
        CFD No. 87-5, senior lien, Refunding, Series A, 7.00%, 9/01/13 ...........          5,855,000         5,998,974
        CFD No. 89-1, Mountain Cove, Pre-Refunded, 6.50%, 9/01/25 ................          3,390,000         3,639,097
     Riverside USD Special Tax,
        CFD No. 13, Improvement Area 1, 5.375%, 9/01/34 ..........................          2,320,000         2,011,417
        CFD No. 14, Series A, 5.40%, 9/01/26 .....................................          1,010,000           930,644
        CFD No. 14, Series A, 5.45%, 9/01/35 .....................................          2,060,000         1,811,358
        CFD No. 15, Improvement Area 1, 5.45%, 9/01/25 ...........................          2,970,000         2,732,845
        CFD No. 15, Improvement Area 1, 5.55%, 9/01/30 ...........................          2,390,000         2,168,877
        CFD No. 15, Improvement Area 1, 5.60%, 9/01/34 ...........................          2,000,000         1,790,660
        CFD No. 15, Series A, 5.15%, 9/01/25 .....................................          1,730,000         1,554,318
        CFD No. 15, Series A, 5.25%, 9/01/30 .....................................          1,230,000         1,083,138
        CFD No. 15, Series A, 5.25%, 9/01/35 .....................................          1,500,000         1,295,985
        CFD No. 17, Aldea, 5.125%, 9/01/35 .......................................          1,425,000         1,231,285
        CFD No. 18, 5.00%, 9/01/25 ...............................................            505,000           447,683
        CFD No. 18, 5.00%, 9/01/34 ...............................................          1,125,000           937,080
        CFD No. 22, 5.25%, 9/01/35 ...............................................          1,535,000         1,298,196
     Romoland School District CFD No. 2004-1 Special Tax, Heritage Lake,
        Improvement Area No. 1, 5.45%, 9/01/38 ...................................          3,215,000         2,793,096
        Improvement Area No. 2, 5.375%, 9/01/38 ..................................          3,085,000         2,669,574


                               40 | Annual Report

Franklin Municipal Securities Trust

     FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                   PRINCIPAL AMOUNT        VALUE
     ---------------------------------------------                                   ----------------   ---------------
     LONG TERM INVESTMENTS (CONTINUED)
     MUNICIPAL BONDS (CONTINUED)
     CALIFORNIA (CONTINUED)
     Roseville Special Tax, CFD No. 1,
        Fiddyment Ranch, 5.00%, 9/01/17 ..........................................   $      1,520,000   $     1,408,128
        Fiddyment Ranch, 5.00%, 9/01/19 ..........................................          1,000,000           893,330
        Fiddyment Ranch, 5.125%, 9/01/21 .........................................          1,000,000           895,430
        Fiddyment Ranch, 5.00%, 9/01/24 ..........................................          1,010,000           872,973
        Fiddyment Ranch, 5.00%, 9/01/25 ..........................................          1,020,000           874,936
        Fiddyment Ranch, 5.125%, 9/01/26 .........................................          5,000,000         4,314,250
        Fiddyment Ranch, 5.25%, 9/01/36 ..........................................          8,000,000         6,668,560
        Highland, Pre-Refunded, 6.30%, 9/01/25 ...................................          8,610,000         9,210,634
        Longmeadow, 5.00%, 9/01/36 ...............................................          2,370,000         1,915,244
        Stone Point, 6.375%, 9/01/24 .............................................          1,750,000         1,770,597
        Stone Point, 6.375%, 9/01/28 .............................................          2,500,000         2,503,425
        Stoneridge, Pre-Refunded, 6.20%, 9/01/21 .................................          1,250,000         1,404,862
        Stoneridge, Pre-Refunded, 6.30%, 9/01/31 .................................          1,500,000         1,690,455
        Westpark, 5.15%, 9/01/30 .................................................          5,500,000         4,615,490
        Westpark, 5.20%, 9/01/36 .................................................          4,500,000         3,685,230
        Woodcreek West, Pre-Refunded, 6.70%, 9/01/25 .............................          3,000,000         3,223,890
     Roseville Westpark CFD No. 1 Special Tax, Public Facilities,
        5.20%, 9/01/26 ...........................................................          1,000,000           872,790
        5.25%, 9/01/37 ...........................................................          1,600,000         1,337,728
     Sacramento County Airport System Revenue, Senior Series B, FSA Insured,
        5.25%, 7/01/39 ...........................................................         10,000,000         9,984,300
     Sacramento County Special Tax, CFD No. 1, Refunding, 6.30%, 9/01/21 .........          1,575,000         1,582,544
     Sacramento Special Tax, North Natomas CFD No. 97-01, Refunding,
        5.00%, 9/01/29 ...........................................................          1,185,000         1,028,296
        5.10%, 9/01/35 ...........................................................          1,520,000         1,317,354
     San Diego Port District Revenue, MBIA Insured, 5.00%, 9/01/29 ...............          4,030,000         4,140,543
     San Diego RDA Tax Allocation, Capital Appreciation,
        Refunding, Series B, zero cpn., 9/01/10 ..................................          2,205,000         2,005,315
        Refunding, Series B, zero cpn., 9/01/15 ..................................          6,810,000         4,565,083
        Refunding, Series B, zero cpn., 9/01/16 ..................................          1,500,000           940,350
        Refunding, Series B, zero cpn., 9/01/19 ..................................          1,800,000           906,840
        Refunding, Series B, zero cpn., 9/01/20 ..................................          1,800,000           846,144
        Refunding, Series B, zero cpn., 9/01/21 ..................................          1,800,000           795,258
        Refunding, Series B, zero cpn., 9/01/22 ..................................          1,900,000           781,641
        Refunding, Series B, zero cpn., 9/01/23 ..................................          1,900,000           736,250
        Refunding, Series B, zero cpn., 9/01/24 ..................................          1,900,000           691,638
        Series B, zero cpn., 9/01/25 .............................................          1,900,000           643,891
        Series B, zero cpn., 9/01/26 .............................................          1,900,000           603,877
        Series B, zero cpn., 9/01/27 .............................................          1,900,000           567,017
        Series B, zero cpn., 9/01/28 .............................................          1,900,000           530,005
     San Joaquin County Public Facilities Financing Corp. Revenue COP, Wastewater
        Conveyance Project, 6.00%, 8/01/37 .......................................          1,000,000           953,690
     San Joaquin Hills Transportation Corridor Agency Toll Road, Revenue, Capital
        Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/15/32 ......         50,225,000        12,377,951


                               Annual Report | 41

Franklin Municipal Securities Trust

     FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                   PRINCIPAL AMOUNT        VALUE
     ---------------------------------------------                                   ----------------   ---------------
     LONG TERM INVESTMENTS (CONTINUED)
     MUNICIPAL BONDS (CONTINUED)
     CALIFORNIA (CONTINUED)
     San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
        Capital Appreciation, Refunding, Series A, 5.60%, 1/15/16 ................   $      4,500,000   $     4,574,925
        Capital Appreciation, Refunding, Series A, 5.70%, 1/15/19 ................          3,000,000         3,018,180
        Capital Appreciation, Refunding, Series A, 5.75%, 1/15/21 ................         24,750,000        24,660,405
        Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn.,
           1/15/26 ...............................................................         19,475,000         7,114,023
        junior lien, ETM, zero cpn., 1/01/28 .....................................         19,150,000         7,438,051
        Refunding, Series A, 5.50%, 1/15/28 ......................................          3,320,000         3,072,262
        senior lien, 5.00%, 1/01/33 ..............................................         12,530,000        11,150,196
     San Jose Airport Revenue, Refunding, Series B, AMBAC Insured, 5.00%,
        3/01/37 ..................................................................         10,000,000         9,972,000
     San Marcos Public Facilities Authority Special Tax Revenue,
        Refunding, Series A, 5.65%, 9/01/36 ......................................          5,180,000         4,769,589
        Series A, 5.05%, 9/01/38 .................................................          3,250,000         2,622,197
        Series A, Pre-Refunded, 6.375%, 9/01/35 ..................................          3,535,000         3,643,171
     San Marcos RDA Tax Allocation, Affordable Housing Project, Series A, 5.65%,
        10/01/28 .................................................................          2,000,000         2,007,500
     Saugus USD, CFD No. 2005-4 Special Tax, 5.30%, 9/01/36 ......................          2,000,000         1,711,760
     Sierra View Local Health Care District Revenue, 5.25%, 7/01/32 ..............          3,000,000         2,860,020
     Simi Valley 1915 Act Special Assessment, AD No. 98-1, Madera, 7.30%,
        9/02/24 ..................................................................          2,375,000         2,420,837
     Southern California Public Power Authority Transmission Project Revenue,
        Southern Transmission Project, 6.125%, 7/01/18 ...........................             50,000            50,133
     Stockton 1915 Act Special Assessment, Limited Obligation, Mosher AD
        No. 2003-2,
        6.20%, 9/02/23 ...........................................................          2,955,000         2,998,675
        6.30%, 9/02/33 ...........................................................          3,390,000         3,367,558
     Stockton Special Tax, Spanos Park West CFD No. 2001-1, Pre-Refunded, 6.25%,
        9/01/25 ..................................................................          3,500,000         4,023,530
     Tehachapi RDA Tax Allocation, Tehachapi Redevelopment Project, Radian
        Insured, 5.25%, 12/01/37 .................................................          1,500,000         1,441,350
     Temecula RDA Tax Allocation Revenue, sub. lien, Escrow, Redevelopment Project
        No. 1, 5.625%, 12/15/38 ..................................................          2,000,000         1,815,420
     Temecula Valley USD, CFD No. 2005-1 Special Tax, 5.00%, 9/01/36 .............          1,000,000           809,220
     Tobacco Securitization Authority Northern California Tobacco Settlement
        Revenue, Capital Appreciation, Asset-Backed, Series A-2, zero cpn. to
        5/31/08, 5.40% thereafter, 6/01/27 .......................................          1,250,000         1,129,938
        Series A-1, 5.375%, 6/01/38 ..............................................          5,000,000         4,226,600
        Series A-1, 5.50%, 6/01/45 ...............................................          2,000,000         1,675,980
     Tobacco Securitization Authority Southern California Tobacco Settlement
        Revenue, Asset-Backed Bonds, Second Sub Series, zero cpn., 6/01/46 .......         25,000,000         1,341,250
     Torrance COP, Refunding and Public Improvement Project, Series A, AMBAC
        Insured, 5.00%, 6/01/34 ..................................................             20,000            20,279
     Truckee-Donner PUD Special Tax, CFD No. 04-1,
        5.75%, 9/01/29 ...........................................................          2,975,000         2,794,417
        5.80%, 9/01/35 ...........................................................          4,630,000         4,279,046
     Truckee-Donner PUD Special Tax Allocation, Special Tax Bonds,
        5.20%, 9/01/25 ...........................................................          3,000,000         2,750,100
        5.25%, 9/01/30 ...........................................................          5,050,000         4,349,514
        5.30%, 9/01/35 ...........................................................          7,395,000         6,292,923


                               42 | Annual Report

Franklin Municipal Securities Trust

     FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                   PRINCIPAL AMOUNT        VALUE
     ---------------------------------------------                                   ----------------   ---------------
     LONG TERM INVESTMENTS (CONTINUED)
     MUNICIPAL BONDS (CONTINUED)
     CALIFORNIA (CONTINUED)
     Tustin CFD No. 07-01 Special Tax, Tustin Legacy, 6.00%, 9/01/37 .............   $      2,100,000   $     1,952,769
     University of California Regents Medical Center Pooled Revenue, Series A,
        MBIA Insured, 4.50%, 5/15/47 .............................................         14,500,000        13,687,565
     Upland CFD No. 2003-2 Special Tax, San Antonio, Improvement Area 1,
        Series A,
        5.90%, 9/01/24 ...........................................................          2,380,000         2,397,850
        6.00%, 9/01/34 ...........................................................          2,000,000         2,005,120
     Vallejo RDA Tax Allocation, Housing Set-Aside, Refunding, Series A, 7.00%,
        10/01/31 .................................................................          4,845,000         5,066,998
     Valley Sanitary District 1915 Act Special Assessment, AD No. 04, Valley
        Sanitary District, Limited Obligation,
        5.00%, 9/02/25 ...........................................................          1,060,000           948,022
        5.20%, 9/02/30 ...........................................................          1,370,000         1,171,912
     Ventura USD, GO, Refunding, FSA Insured,
        5.125%, 8/01/28 ..........................................................          1,180,000         1,244,758
        4.50%, 8/01/30 ...........................................................          4,175,000         4,071,794
     Washington USD Yolo County COP, New High School Project, AMBAC Insured,
        5.00%, 8/01/30 ...........................................................          5,000,000         4,979,750
     West Kern Community College District GO, Capital Appreciation, Election of
        2004, Series B, XLCA Insured, zero cpn.,
        11/01/25 .................................................................          2,435,000           927,954
        11/01/26 .................................................................          2,480,000           886,674
        11/01/27 .................................................................          1,400,000           469,056
        11/01/28 .................................................................          1,445,000           453,268
        11/01/29 .................................................................          1,485,000           436,753
        11/01/30 .................................................................          2,650,000           730,234
        11/01/31 .................................................................          2,695,000           697,062
     West Sacramento Special Tax,
        CFD No. 10, Pre-Refunded, 6.75%, 9/01/26 .................................          3,235,000         3,482,575
        CFD No. 16, Pre-Refunded, 5.90%, 9/01/23 .................................          1,000,000         1,117,970
        CFD No. 20, 5.125%, 9/01/25 ..............................................            500,000           463,990
        CFD No. 20, 5.30%, 9/01/35 ...............................................          1,740,000         1,577,380
     Western Riverside County Water and Wastewater Finance Authority Revenue,
        Eastern Municipal Water District Improvement, Series A, 5.00%,
        9/01/30 ..................................................................          1,925,000         1,830,617
        9/01/35 ..................................................................          2,000,000         1,900,040
     Westside USD, CFD No. 2005-3 Special Tax, 5.00%,
        9/01/26 ..................................................................            700,000           606,179
        9/01/36 ..................................................................          2,080,000         1,687,754
     William S. Hart UHSD, CFD No. 2005-1 Special Tax, 5.30%, 9/01/36 ............          2,500,000         2,114,000
     Woodland Special Tax, CFD No. 1,
        6.00%, 9/01/28 ...........................................................          5,000,000         4,902,500
        6.25%, 9/01/34 ...........................................................          6,750,000         6,647,400
     Yuba Community College District GO, Capital Appreciation, Election of 2006,
        Series B, AMBAC Insured, zero cpn.,
        8/01/42 ..................................................................         10,090,000         1,455,180
        8/01/43 ..................................................................         10,540,000         1,436,286
        8/01/44 ..................................................................         11,010,000         1,417,648


                               Annual Report | 43

Franklin Municipal Securities Trust

     FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                   PRINCIPAL AMOUNT        VALUE
     ---------------------------------------------                                   ----------------   ---------------
     LONG TERM INVESTMENTS (CONTINUED)
     MUNICIPAL BONDS (CONTINUED)
     CALIFORNIA (CONTINUED)
     Yucca Valley RDA Tax Allocation, Yucca Valley Redevelopment Project No. 1,
        5.50%, 6/01/28 ...........................................................   $      2,110,000   $     2,099,872
        5.75%, 6/01/38 ...........................................................          5,485,000         5,497,341
                                                                                                        ---------------
                                                                                                          1,471,668,433
                                                                                                        ---------------
     U.S. TERRITORIES 3.8%
     GUAM 0.8%
     Guam Government GO, Refunding, Series A,
        5.00%, 11/15/23 ..........................................................          7,245,000         6,842,178
        5.25%, 11/15/37 ..........................................................          6,500,000         5,912,920
                                                                                                        ---------------
                                                                                                             12,755,098
                                                                                                        ---------------
     NORTHERN MARIANA ISLANDS 0.1%
     Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue,
        Series A, 6.60%, 3/15/28 .................................................          1,705,000         1,759,219
                                                                                                        ---------------
     PUERTO RICO 2.9%
     Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Senior Lien,
        Series A, 6.00%, 7/01/44 .................................................          5,000,000         5,226,550
     Puerto Rico Commonwealth GO,
        Public Improvement, Refunding, Series A, 5.50%, 7/01/32 ..................         10,000,000        10,154,100
     Series A, 5.00%, 7/01/24 ....................................................         10,150,000        10,028,200
     Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue,
        Series A, FGIC Insured, 5.00%,
        7/01/25 ..................................................................         12,330,000        12,148,626
        7/01/26 ..................................................................          6,940,000         6,810,222
                                                                                                        ---------------
                                                                                                             44,367,698
                                                                                                        ---------------
     TOTAL U.S. TERRITORIES ......................................................                           58,882,015
                                                                                                        ---------------
     TOTAL LONG TERM INVESTMENTS (COST $1,585,908,601) ...........................                        1,530,550,448
                                                                                                        ---------------
     SHORT TERM INVESTMENTS 2.1%
     MUNICIPAL BONDS 2.1%
     CALIFORNIA 2.1%
(d)  California Health Facilities Financing Authority Revenue, Adventist Hospital,
        Series B, MBIA Insured, Daily VRDN and Put, 1.50%, 9/01/28 ...............          1,800,000         1,800,000
(d)  California State Department of Water Resources Power Supply Revenue,
        Refunding, Sub Series F-5, Daily VRDN and Put, 1.40%, 5/01/22 ............            400,000           400,000
        Refunding, Sub Series G-3, FSA Insured, Weekly VRDN and Put, 1.38%,
           5/01/16 ...............................................................          5,000,000         5,000,000
        Series B-1, Daily VRDN and Put, 1.25%, 5/01/22 ...........................          3,300,000         3,300,000
        Series B-5, Daily VRDN and Put, 1.09%, 5/01/22 ...........................          5,500,000         5,500,000
        Series C-7, FSA Insured, Weekly VRDN and Put, 1.38%, 5/01/22 .............          2,900,000         2,900,000
(d)  California State Economic Recovery Revenue, Series C-16, FSA Insured, Weekly
        VRDN and Put, 1.30%, 7/01/23 .............................................          1,920,000         1,920,000
(d)  California State GO, Series A-3, Daily VRDN and Put, 1.09%, 5/01/33 .........            900,000           900,000
(d)  Los Angeles Convention and Exhibition Center Authority Lease Revenue,
        Refunding,
        Series D, AMBAC Insured, Weekly VRDN and Put, 2.75%, 8/15/21 .............            245,000           245,000
        Series F, AMBAC Insured, Weekly VRDN and Put, 4.75%, 8/15/21 .............          4,500,000         4,500,000


                               44 | Annual Report

Franklin Municipal Securities Trust

     FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                   PRINCIPAL AMOUNT        VALUE
     ---------------------------------------------                                   ----------------   ---------------
     SHORT TERM INVESTMENTS (CONTINUED)
     MUNICIPAL BONDS (CONTINUED)
     CALIFORNIA (CONTINUED)
(d)  Orange County Sanitation Districts COP, Nos. 1-3 5-7 and 11, Refunding, AMBAC
        Insured, Daily VRDN and Put, 2.25%, 8/01/16...............................   $        800,000   $       800,000
(d)  Orange County Special Financing Authority Teeter Plan Revenue,
        Series C, AMBAC Insured, Weekly VRDN and Put, 1.95%, 11/01/14.............          3,000,000         3,000,000
        Series E, AMBAC Insured, Weekly VRDN and Put, 1.95%, 11/01/14.............          1,000,000         1,000,000
(d)  Westminster RDA Tax Allocation Revenue, Commercial Redevelopment Project
        No. 1, Refunding, AMBAC Insured, Weekly VRDN and Put, 4.00%, 8/01/27......          2,500,000         2,500,000
                                                                                                        ---------------
     TOTAL SHORT TERM INVESTMENTS (COST $33,765,000)..............................                           33,765,000
                                                                                                        ---------------
     TOTAL INVESTMENTS (COST $1,619,673,601) 99.3%................................                        1,564,315,448
     OTHER ASSETS, LESS LIABILITIES 0.7%..........................................                           11,365,011
                                                                                                        ---------------
     NET ASSETS 100.0%............................................................                      $ 1,575,680,459
                                                                                                        ===============

See Selected Portfolio Abbreviations on page 51.

(a)  See Note 6 regarding defaulted securities.

(b)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(b).

(c) Security has been deemed illiquid because it may not be able to be sold within seven days. At May 31, 2008, the aggregate value of these securities was $8,008,088, representing 0.51% of net assets.

(d) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 45

Franklin Municipal Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

                                                                            YEAR ENDED MAY 31,
                                                        --------------------------------------------------------
CLASS A                                                   2008        2007        2006        2005        2004
-------                                                 --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $  11.18    $  11.18    $  11.48    $  11.04    $  11.59
                                                        --------    --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) .........................       0.45        0.46        0.47        0.48        0.49
   Net realized and unrealized gains (losses) .......      (0.14)         --(d)    (0.30)       0.44       (0.55)
                                                        --------    --------    --------    --------    --------
Total from investment operations ....................       0.31        0.46        0.17        0.92       (0.06)
                                                        --------    --------    --------    --------    --------
Less distributions from net investment income .......      (0.45)      (0.46)      (0.47)      (0.48)      (0.49)
                                                        --------    --------    --------    --------    --------
Redemption fees .....................................         --(d)       --(d)       --(d)       --(d)       --
                                                        --------    --------    --------    --------    --------
Net asset value, end of year ........................   $  11.04    $  11.18    $  11.18    $  11.48    $  11.04
                                                        ========    ========    ========    ========    ========
Total return(c) .....................................       2.80%       4.15%       1.54%       8.50%      (0.56)%

RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates ...       0.75%       0.75%       0.77%       0.79%       0.79%
Expenses net of waiver and payments by affiliates ...       0.70%       0.70%       0.70%       0.70%       0.60%
Net investment income ...............................       4.08%       4.06%       4.15%       4.24%       4.34%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $199,415    $167,215    $146,005    $121,645    $111,223
Portfolio turnover rate .............................      11.48%      10.25%       2.47%       8.36%      13.01%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d) Amount rounds to less than $0.01 per share.

   The accompanying notes are an integral part of these financial statements.


                               46 | Annual Report

Franklin Municipal Securities Trust

STATEMENT OF INVESTMENTS, MAY 31, 2008

     FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                          PRINCIPAL AMOUNT        VALUE
     --------------------------------------                                          ----------------   ---------------
     LONG TERM INVESTMENTS 102.0%
     MUNICIPAL BONDS 102.0%
     TENNESSEE 94.4%
     Blount County PBA, GO, Local Government Public Improvement, Series B-15-A,
        Assured Guaranty, 5.00%,
        6/01/28 ..................................................................   $      1,100,000   $     1,143,868
        6/01/32 ..................................................................          2,565,000         2,642,283
     Bristol Electric Revenue, System, AMBAC Insured, 5.00%, 9/01/29 .............          1,075,000         1,107,831
     Chattanooga Electric Revenue, Series A, 5.00%, 9/01/33 ......................          7,000,000         7,184,170
     Chattanooga GO, Pre-Refunded, 5.00%, 3/01/22 ................................          2,215,000         2,289,291
     Clarksville Electric System Revenue, XLCA Insured, 5.00%,
        9/01/23 ..................................................................          2,325,000         2,410,165
        9/01/32 ..................................................................          4,000,000         4,038,040
     Clarksville Water Sewer and Gas Revenue,
        Improvement, FSA Insured, Pre-Refunded, 5.00%, 2/01/22 ...................          1,210,000         1,281,838
        Refunding and Improvement, FSA Insured, 5.00%, 2/01/22 ...................            790,000           808,691
     Cleveland Public Improvement GO, FGIC Insured, Pre-Refunded, 5.25%, 6/01/24 .          3,000,000         3,102,180
     Franklin County Health and Educational Facilities Board Revenue, University
        South Project, AMBAC Insured, 5.00%, 9/01/24 .............................          2,000,000         2,079,880
     Franklin GO, Sewer and Water, Series B, Pre-Refunded, 5.00%, 4/01/19 ........          1,000,000         1,086,840
     Franklin Special School District GO, 5.00%, 6/01/22 .........................          1,455,000         1,523,938
     Greene County GO, Refunding, Series B, MBIA Insured, 5.00%, 6/01/24 .........          1,000,000         1,029,190
     Hallsdale-Powell Utility District Knox County Water and Sewer Revenue,
        FGIC Insured, 5.00%, 4/01/31 .............................................          1,000,000         1,017,060
     Refunding and Improvement, Series A, FGIC Insured, 5.00%, 4/01/27 ...........          2,500,000         2,554,600
     Harpeth Valley Utilities District Davidson and Williamson Counties Revenue,
        Utilities, Improvement,
        FGIC Insured, 5.00%, 9/01/35 .............................................          3,700,000         3,740,219
        MBIA Insured, 5.00%, 9/01/29 .............................................          1,000,000         1,023,600
        MBIA Insured, 5.00%, 9/01/34 .............................................          2,310,000         2,353,197
     Johnson City GO, Solid Waste, AMBAC Insured, 5.80%, 5/01/09 .................            100,000           100,159
     Johnson City Health and Educational Facilities Board Hospital Revenue,
        first mortgage, Mountain States Health, Series A, MBIA Insured,
        Pre-Refunded, 6.00%, 7/01/21  ............................................          2,970,000         3,219,688
     Series A, MBIA Insured, Pre-Refunded, 5.125%, 7/01/25 .......................          3,000,000         3,077,850
     Johnson City Health and Educational Facilities Board Revenue, Pine Oaks
        Assisted Project, Series A, GNMA Secured, 5.90%, 6/20/37 .................          1,375,000         1,393,824
     Knox County First Utility District Water and Sewer Revenue,
        MBIA Insured, 5.00%, 12/01/24 ............................................          1,790,000         1,870,568
        MBIA Insured, 5.00%, 12/01/25 ............................................          1,000,000         1,041,410
        Refunding and Improvement, Series A, MBIA Insured, 5.625%, 12/01/19 ......            555,000           561,349
     Knox County Health Educational and Housing Facilities Board Hospital
        Facilities Revenue,
     Covenant Health System, Refunding and Improvement, Series A, zero cpn.,
        1/01/36  .................................................................          5,000,000           897,700
     Fort Sanders Alliance, Refunding, MBIA Insured, 5.75%, 1/01/14 ..............          1,250,000         1,362,863
     Knox County Health Educational and Housing Facilities Board Revenue,
        University Health System Inc., Refunding, 5.25%, 4/01/27 .................          2,500,000         2,461,625
     Knoxville Electric Revenue, System, Series U, Pre-Refunded, 5.125%, 7/01/21 .          2,340,000         2,470,712


                               Annual Report | 47

Franklin Municipal Securities Trust

     FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                          PRINCIPAL AMOUNT        VALUE
     --------------------------------------                                          ----------------   ---------------
     LONG TERM INVESTMENTS (CONTINUED)
     MUNICIPAL BONDS (CONTINUED)
     TENNESSEE (CONTINUED)
     Knoxville Waste Water System Revenue, Improvement, Series A, MBIA Insured,
        5.00%, 4/01/37 ...........................................................   $      3,620,000   $     3,710,174
     Knoxville Water Revenue, System Improvement, Series R, FSA Insured, 5.00%,
        3/01/30 ..................................................................          2,370,000         2,447,831
     Lawrenceburg Electric Revenue, MBIA Insured, Pre-Refunded, 5.50%, 7/01/26 ...          1,000,000         1,039,530
     Lawrenceburg PBA, GO, Electric Systems, Public Works, AMBAC Insured, 5.00%,
        7/01/22 ..................................................................          2,500,000         2,593,725
     Lenoir City Electric System Revenue, Refunding and Improvement, FSA Insured,
        5.00%, 6/01/21 ...........................................................          2,000,000         2,058,700
 (a) Maryville Revenue, Series A, Assured Guaranty, 5.00%, 6/01/38 ...............          7,850,000         8,048,605
     Memphis GO, General Improvement, MBIA Insured, 5.00%, 10/01/22 ..............          7,000,000         7,327,600
     Memphis-Shelby County Airport Authority Airport Revenue, Series D, AMBAC
        Insured, 6.00%, 3/01/24 ..................................................          9,930,000        10,106,754
     Memphis-Shelby County Sports Authority Inc. Revenue, Memphis Arena Project,
        Series A, AMBAC Insured, Pre-Refunded, 5.25%, 11/01/23 ...................          7,145,000         7,813,272
     Metropolitan Government of Nashville and Davidson County Electric Revenue,
        Series A, 5.20%, 5/15/23 .................................................            800,000           816,648
        AMBAC Insured, 5.00%, 5/15/25 ............................................          5,000,000         5,192,450
     Metropolitan Government of Nashville and Davidson County GO, Refunding,
        Series B, 5.00%, 8/01/25 .................................................          5,000,000         5,238,400
        Series C, 5.00%, 2/01/25 .................................................          3,000,000         3,127,350
     Metropolitan Government of Nashville and Davidson County Health and
        Educational Facilities Board Revenue, Ascension Health Credit, Series A,
        AMBAC Insured, Pre-Refunded, 5.875%, 11/15/28 ............................          2,500,000         2,655,450
        Mortgage, Dandridge Towers Section 8, Series A, ETM, 6.375%, 1/01/11 .....            500,000           501,560
     Oak Ridge Utility District Gas System Revenue, AMBAC Insured, 5.50%,
        4/01/25 ..................................................................            750,000           778,140
     Rutherford County Consolidated Utility District Waterworks Revenue,
        FSA Insured, 5.00%, 2/01/36 ..............................................          3,060,000         3,146,017
        Refunding, MBIA Insured, 5.00%, 2/01/27 ..................................          1,000,000         1,035,960
     Shelby County GO, Public Improvement and School, Series B, Pre-Refunded,
        5.00%, 6/01/24 ...........................................................          2,000,000         2,063,220
     Shelby County Health Educational and Housing Facilities Board Revenue,
        Ave Maria Assisted Living Project, Series A, 5.50%, 12/01/31 .............          2,010,000         2,030,924
    (a) Methodist, Series B, FSA Insured, 5.25%, 9/01/27 .........................          5,000,000         5,192,800
        St. Jude Children's Research Hospital, Refunding, 5.00%, 7/01/36 .........          5,000,000         5,029,500
     South Blount County Utility District Waterworks Revenue, FGIC Insured, 4.50%,
        12/01/22 .................................................................          1,750,000         1,722,542
     Sullivan County IDBR, Brandymill, Refunding, Series I-A, 6.35%, 7/20/27 .....            350,000           351,162
     Tennessee Energy Acquisition Corp. Gas Revenue, Series A, 5.25%, 9/01/26 ....          5,000,000         4,890,550
     Tennessee HDA Revenue, Homeownership Program,
        5.375%, 7/01/23 ..........................................................            390,000           391,544
        2006-3, 4.90%, 7/01/37 ...................................................          4,930,000         4,519,676
        Series 3C, 6.00%, 1/01/20 ................................................            190,000           191,444
     Tennessee State School Board Authority, Higher Educational Facilities, Second
        Program, Series A, 5.00%, 5/01/34 ........................................          7,555,000         7,768,278
     Tennessee State School Bond Authority Revenue, Higher Educational Facilities,
        Second Program, Refunding, Series A, MBIA Insured, 5.00%,
        5/01/26 ..................................................................          1,250,000         1,301,013
        5/01/30 ..................................................................          3,000,000         3,091,680


                               48 | Annual Report

Franklin Municipal Securities Trust

     FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                          PRINCIPAL AMOUNT        VALUE
     --------------------------------------                                          ----------------   ---------------
     LONG TERM INVESTMENTS (CONTINUED)
     MUNICIPAL BONDS (CONTINUED)
     TENNESSEE (CONTINUED)
     West Carroll Special School GO, MBIA Insured, Pre-Refunded, 5.375%,
        6/01/29 ..................................................................   $      1,055,000   $     1,092,220
     West Wilson Utility District Waterworks Revenue,
        AMBAC Insured, Pre-Refunded, 5.25%, 6/01/23 ..............................          3,780,000         4,058,624
        Improvement, MBIA Insured, Pre-Refunded, 5.00%, 6/01/26 ..................          1,805,000         1,981,890
        Refunding, AMBAC Insured, 5.25%, 6/01/23 .................................            720,000           745,754
        Refunding, MBIA Insured, 4.75%, 6/01/23 ..................................          1,805,000         1,841,569
        Refunding and Improvement, MBIA Insured, 4.75%, 6/01/28 ..................          2,000,000         2,014,560
     White House Utility District Robertson and Sumner Counties Water and Sewer
        Revenue,
        FSA Insured, Pre-Refunded, 5.125%, 1/01/26 ...............................          1,100,000         1,166,748
        FSA Insured, Pre-Refunded, 6.00%, 1/01/26 ................................          1,000,000         1,056,890
        Refunding, FSA Insured, 5.125%, 1/01/26 ..................................          1,400,000         1,430,912
     Williamson County GO, Public Improvement,
        Pre-Refunded, 5.375%, 3/01/19 ............................................          1,480,000         1,557,212
        Pre-Refunded, 5.00%, 4/01/20 .............................................          2,000,000         2,149,440
        Refunding, 5.00%, 3/01/20 ................................................          2,000,000         2,140,200
                                                                                                        ---------------
                                                                                                            188,293,147
                                                                                                        ---------------
     U.S. TERRITORIES 7.6%
     GUAM 1.3%
     Guam Economic Development and Commerce Authority Revenue, Tobacco Settlement,
        Asset-Backed, Refunding, 5.25%, 6/01/32 ..................................          2,600,000         2,461,004
                                                                                                        ---------------
     PUERTO RICO 5.8%
     Puerto Rico Commonwealth GO, Public Improvement, Series A, FGIC Insured,
        Pre-Refunded, 5.00%, 7/01/32 .............................................          1,500,000         1,616,025
     Puerto Rico Electric Power Authority Power Revenue, Refunding, Series SS,
        MBIA Insured, 5.00%, 7/01/25 .............................................          5,000,000         5,065,200
     Puerto Rico Industrial Tourist Educational Medical and Environmental Control
        Facilities Financing Authority Hospital Revenue, Hospital Auxilio Mutuo
        Obligation Group Project, Series A, MBIA Insured, 6.25%, 7/01/24 .........            200,000           200,552
     Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%,
        8/01/30 ..................................................................          2,000,000         2,039,640
     Puerto Rico PBA Guaranteed Revenue, Government Facilities,
        Refunding, Series D, 5.375%, 7/01/33 .....................................            655,000           660,089
        Series D, Pre-Refunded, 5.375%, 7/01/33 ..................................          1,845,000         1,991,991
                                                                                                        ---------------
                                                                                                             11,573,497
                                                                                                        ---------------
     VIRGIN ISLANDS 0.5%
     Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
        5.50%, 10/01/18 ..........................................................          1,000,000         1,011,610
                                                                                                        ---------------
     TOTAL U.S. TERRITORIES ......................................................                           15,046,111
                                                                                                        ---------------
     TOTAL LONG TERM INVESTMENTS (COST $200,953,159) .............................                          203,339,258
                                                                                                        ---------------


                               Annual Report | 49

Franklin Municipal Securities Trust

     FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                          PRINCIPAL AMOUNT        VALUE
     --------------------------------------                                          ----------------   ---------------
     SHORT TERM INVESTMENTS 4.2%
     MUNICIPAL BONDS 4.2%
     TENNESSEE 4.2%
 (b) Blount County PBA Revenue, Local Government Public Improvement, Series A-3-A,
        Daily VRDN and Put, 3.00%, 6/01/26 .......................................   $      5,700,000   $     5,700,000
 (b) Sevier County PBA Revenue, Local Government Public Improvement, Series
        IV-I-1,
        AMBAC Insured, Daily VRDN and Put, 3.00%, 6/01/32 ........................          2,750,000         2,750,000
                                                                                                        ---------------
     TOTAL SHORT TERM INVESTMENTS (COST $8,450,000) ..............................                            8,450,000
                                                                                                        ---------------
     TOTAL INVESTMENTS (COST $209,403,159) 106.2% ................................                          211,789,258
     OTHER ASSETS, LESS LIABILITIES (6.2)% .......................................                          (12,374,162)
                                                                                                        ---------------
     NET ASSETS 100.0% ...........................................................                      $   199,415,096
                                                                                                        ===============

See Selected Portfolio Abbreviations on page 51.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               50 | Annual Report

Franklin Municipal Securities Trust

STATEMENT OF INVESTMENTS, MAY 31, 2008

SELECTED PORTFOLIO ABBREVIATIONS

1915 ACT - Improvement Bond Act of 1915
ABAG     - The Association of Bay Area Governments
AD       - Assessment District
AMBAC    - American Municipal Bond Assurance Corp.
CDA      - Community Development Authority/Agency
CFD      - Community Facilities District
CIFP     - Capital Improvement Financing Program
COP      - Certificate of Participation
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FSA      - Financial Security Assurance Inc.
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDA      - Housing Development Authority/Agency
ID       - Improvement District
IDBR     - Industrial Development Board Revenue
MBIA     - Municipal Bond Investors Assurance Corp.
MFHR     - Multi-Family Housing Revenue
MFR      - Multi-Family Revenue
PBA      - Public Building Authority
PFA      - Public Financing Authority
PFAR     - Public Financing Authority Revenue
PUD      - Public Utility District
RDA      - Redevelopment Agency/Authority
UHSD     - Unified/Union High School District
USD      - Unified/Union School District
XLCA     - XL Capital Assurance

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 51

Franklin Municipal Securities Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
May 31, 2008

                                                              FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                                   HIGH YIELD            MUNICIPAL
                                                                 MUNICIPAL FUND          BOND FUND
                                                              -------------------   ------------------
Assets:
   Investments in securities:
      Cost ................................................     $1,619,673,601         $209,403,159
                                                                --------------         ------------
      Value ...............................................     $1,564,315,448         $211,789,258
   Cash ...................................................             58,964              151,648
   Receivables:
      Capital shares sold .................................          3,272,966              640,895
      Interest ............................................         20,887,089            2,783,400
                                                                --------------         ------------
         Total assets .....................................      1,588,534,467          215,365,201
                                                                --------------         ------------
Liabilities:
   Payables:
      Investment securities purchased .....................          7,500,000           13,281,740
      Capital shares redeemed .............................          2,535,826            2,310,107
      Affiliates ..........................................            908,584               97,933
      Distributions to shareholders .......................          1,766,968              222,927
   Accrued expenses and other liabilities .................            142,630               37,398
                                                                --------------         ------------
         Total liabilities ................................         12,854,008           15,950,105
                                                                --------------         ------------
            Net assets, at value ..........................     $1,575,680,459         $199,415,096
                                                                ==============         ============
Net assets consist of:
   Paid-in capital ........................................     $1,680,203,791         $200,758,526
   Undistributed net investment income (distributions in
      excess of net investment income) ....................          2,531,496              (59,143)
   Net unrealized appreciation (depreciation) .............        (55,358,153)           2,386,099
   Accumulated net realized gain (loss) ...................        (51,696,675)          (3,670,386)
                                                                --------------         ------------
            Net assets, at value ..........................     $1,575,680,459         $199,415,096
                                                                ==============         ============

   The accompanying notes are an integral part of these financial statements.


                               52 | Annual Report

Franklin Municipal Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
May 31, 2008

                                                              FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                                   HIGH YIELD            MUNICIPAL
                                                                 MUNICIPAL FUND          BOND FUND
                                                              -------------------   ------------------
CLASS A:
   Net assets, at value ...................................      $1,204,190,712        $199,415,096
                                                                 --------------        ------------
   Shares outstanding .....................................         124,096,157          18,068,322
                                                                 --------------        ------------
   Net asset value per share(a)............................      $         9.70        $      11.04
                                                                 --------------        ------------
   Maximum offering price per share (net asset value per
      share / 95.75%) .....................................      $        10.13        $      11.53
                                                                 --------------        ------------
CLASS B:
   Net assets, at value ...................................      $   22,308,406
                                                                 --------------
   Shares outstanding .....................................           2,286,889
                                                                 --------------
   Net asset value and maximum offering price per
      share(a) ............................................      $         9.75
                                                                 --------------
CLASS C:
   Net assets, at value ...................................      $  276,902,346
                                                                 --------------
   Shares outstanding .....................................          28,401,254
                                                                 --------------
   Net asset value and maximum offering price per
      share(a) ............................................      $         9.75
                                                                 --------------
ADVISOR CLASS:
   Net assets, at value ...................................      $   72,278,995
                                                                 --------------
   Shares outstanding .....................................           7,442,720
                                                                 --------------
   Net asset value and maximum offering price per
      share(a) ............................................      $         9.71
                                                                 --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 53

Franklin Municipal Securities Trust

STATEMENTS OF OPERATIONS
for the year ended May 31, 2008

                                                                 FRANKLIN        FRANKLIN
                                                                CALIFORNIA      TENNESSEE
                                                                HIGH YIELD      MUNICIPAL
                                                              MUNICIPAL FUND    BOND FUND
                                                              --------------   -----------
Investment income:
   Interest ...............................................    $  87,634,735   $ 8,546,701
                                                               -------------   -----------
Expenses:
   Management fees (Note 3a) ..............................        7,432,394     1,019,313
   Distribution fees: (Note 3c)
      Class A .............................................        1,245,578       179,242
      Class B .............................................          158,929            --
      Class C .............................................        1,832,480            --
   Transfer agent fees (Note 3e) ..........................          462,172        69,640
   Custodian fees .........................................           25,008         2,637
   Reports to shareholders ................................           90,297        12,627
   Registration and filing fees ...........................           27,341         5,936
   Professional fees ......................................           39,268        23,939
   Trustees' fees and expenses ............................           64,381         7,161
   Other ..................................................          142,161        30,325
                                                               -------------   -----------
         Total expenses ...................................       11,520,009     1,350,820
         Expenses waived/paid by affiliates (Note 3f) .....               --       (98,781)
                                                               -------------   -----------
            Net expenses ..................................       11,520,009     1,252,039
                                                               -------------   -----------
               Net investment income ......................       76,114,726     7,294,662
                                                               -------------   -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ..............       (5,211,120)      229,631
   Net change in unrealized appreciation (depreciation) on
      investments .........................................     (115,435,864)   (2,492,147)
                                                               -------------   -----------
Net realized and unrealized gain (loss) ...................     (120,646,984)   (2,262,516)
                                                               -------------   -----------
Net increase (decrease) in net assets resulting from
   operations .............................................    $ (44,532,258)  $ 5,032,146
                                                               =============   ===========

   The accompanying notes are an integral part of these financial statements.


                               54 | Annual Report

Franklin Municipal Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    FRANKLIN CALIFORNIA              FRANKLIN TENNESSEE
                                                                 HIGH YIELD MUNICIPAL FUND           MUNICIPAL BOND FUND
                                                                     YEAR ENDED MAY 31,               YEAR ENDED MAY 31,
                                                              -------------------------------   ---------------------------
                                                                   2008             2007            2008           2007
                                                              --------------   --------------   ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...............................   $   76,114,726   $   66,035,750   $  7,294,662   $  6,440,820
      Net realized gain (loss) from investments ...........       (5,211,120)         317,314        229,631        (21,490)
      Net change in unrealized appreciation
         (depreciation) on investments ....................     (115,435,864)      14,573,641     (2,492,147)      (169,451)
                                                              --------------   --------------   ------------   ------------
            Net increase (decrease) in net assets resulting
               from operations ............................      (44,532,258)      80,926,705      5,032,146      6,249,879
                                                              --------------   --------------   ------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..........................................      (58,825,338)     (55,564,834)    (7,211,634)    (6,458,042)
         Class B ..........................................       (1,020,799)      (1,165,723)            --             --
         Class C ..........................................      (11,778,224)      (9,448,052)            --             --
         Advisor Class ....................................       (2,216,269)        (161,828)            --             --
                                                              --------------   --------------   ------------   ------------
   Total distributions to shareholders ....................      (73,840,630)     (66,340,437)    (7,211,634)    (6,458,042)
                                                              --------------   --------------   ------------   ------------
   Capital share transactions: (Note 2)
         Class A ..........................................      (32,349,466)     249,880,606     34,379,909     21,417,319
         Class B ..........................................       (3,109,861)      (3,101,066)            --             --
         Class C ..........................................       12,388,038       92,719,254             --             --
         Advisor Class ....................................       57,035,588       18,320,509             --             --
                                                              --------------   --------------   ------------   ------------
   Total capital share transactions .......................       33,964,299      357,819,303     34,379,909     21,417,319
                                                              --------------   --------------   ------------   ------------
   Redemption fees ........................................           21,731               --             35            118
                                                              --------------   --------------   ------------   ------------
            Net increase (decrease) in net assets .........      (84,386,858)     372,405,571     32,200,456     21,209,274
Net assets:
   Beginning of year ......................................    1,660,067,317    1,287,661,746    167,214,640    146,005,366
                                                              --------------   --------------   ------------   ------------
   End of year ............................................   $1,575,680,459   $1,660,067,317   $199,415,096   $167,214,640
                                                              ==============   ==============   ============   ============
Undistributed net investment income (distributions in
   excess of net investment income) included in net assets:
      End of year .........................................   $    2,531,496   $      263,354   $    (59,143)  $   (130,416)
                                                              ==============   ==============   ============   ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 55

Franklin Municipal Securities Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Municipal Securities Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a diversified, open-end investment company, consisting of two funds (Funds). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                  CLASS A, CLASS B, CLASS C & ADVISOR CLASS
-------                                  -----------------------------------------
Franklin Tennessee Municipal Bond Fund   Franklin California High Yield Municipal Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                               56 | Annual Report

Franklin Municipal Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of May 31, 2008, and have determined that no provision for income tax is required in the Funds' financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.


                               Annual Report | 57

Franklin Municipal Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At May 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                       FRANKLIN CALIFORNIA           FRANKLIN TENNESSEE
                                   HIGH YIELD MUNICIPAL FUND        MUNICIPAL BOND FUND
                                   ---------------------------   -------------------------
                                      SHARES         AMOUNT        SHARES        AMOUNT
                                   -----------   -------------   ----------   ------------
CLASS A SHARES:
Year ended May 31, 2008
   Shares sold .................    33,977,702   $ 339,391,106    4,793,284   $ 53,039,728
   Shares issued in reinvestment
     of distributions ..........     3,285,523      32,777,725      425,058      4,715,582
   Shares redeemed .............   (40,523,433)   (404,518,297)  (2,108,497)   (23,375,401)
                                   -----------    ------------   ----------   ------------
   Net increase (decrease) .....    (3,260,208)  $ (32,349,466)   3,109,845   $ 34,379,909
                                   ===========   =============   ==========   ============
Year ended May 31, 2007
   Shares sold .................    42,071,653   $ 440,621,071    3,477,884   $ 39,150,876
   Shares issued in reinvestment
      of distributions .........     2,664,718      27,905,573      343,340      3,866,577
   Shares redeemed .............   (20,867,820)   (218,646,038)  (1,919,139)   (21,600,134)
                                   -----------   -------------   ----------   ------------
   Net increase (decrease) .....    23,868,551   $ 249,880,606    1,902,085   $ 21,417,319
                                   ===========   =============   ==========   ============


                               58 | Annual Report

Franklin Municipal Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                         FRANKLIN CALIFORNIA
                                      HIGH YIELD MUNICIPAL FUND
                                      -------------------------
                                        SHARES        AMOUNT
                                      ----------   ------------
CLASS B SHARES:
Year ended May 31, 2008
   Shares sold ....................      104,549   $  1,051,431
   Shares issued in reinvestment
      of distributions ............       53,753        539,263
   Shares redeemed ................     (468,648)    (4,700,555)
                                      ----------   ------------
   Net increase (decrease) ........     (310,346)  $ (3,109,861)
                                      ==========   ============
Year ended May 31, 2007
   Shares sold ....................       98,410   $  1,034,494
   Shares issued in reinvestment
      of distributions ............       57,377        603,444
   Shares redeemed ................     (451,564)    (4,739,004)
                                      ----------   ------------
   Net increase (decrease) ........     (295,777)  $ (3,101,066)
                                      ==========   ============
CLASS C SHARES:
Year ended May 31, 2008
   Shares sold ....................    8,295,348   $ 83,365,948
   Shares issued in reinvestment
      of distributions ............      653,469      6,547,398
   Shares redeemed ................   (7,773,426)   (77,525,308)
                                      ----------   ------------
   Net increase (decrease) ........    1,175,391   $ 12,388,038
                                      ==========   ============
Year ended May 31, 2007
   Shares sold ....................   11,769,160   $123,836,877
   Shares issued in reinvestment
      of distributions ............      478,252      5,029,277
   Shares redeemed ................   (3,438,176)   (36,146,900)
                                      ----------   ------------
   Net increase (decrease) ........    8,809,236   $ 92,719,254
                                      ==========   ============
ADVISOR CLASS SHARES:
Year ended May 31, 2008
   Shares sold ....................    7,541,701   $ 75,339,890
   Shares issued in reinvestment
      of distributions ............       30,859        308,002
   Shares redeemed ................   (1,868,027)   (18,612,304)
                                      ----------   ------------
   Net increase (decrease) ........    5,704,533   $ 57,035,588
                                      ==========   ============
Period ended May 31, 2007(a)
   Shares sold ....................    1,822,041   $ 19,204,688
   Shares issued in reinvestment
      of distributions ............        1,665         17,511
   Shares redeemed ................      (85,519)      (901,690)
                                      ----------   ------------
   Net increase (decrease) ........    1,738,187   $ 18,320,509
                                      ==========   ============

(a)  For the period November 15, 2006 (effective date) to May 31, 2007.


                               Annual Report | 59

Franklin Municipal Securities Trust

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

Effective January 1, 2008, the Funds pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
0.625%                Up to and including $100 million
0.500%                Over $100 million, up to and including $250 million
0.450%                Over $250 million, up to and including $7.5 billion
0.440%                Over $7.5 billion, up to and including $10 billion
0.430%                Over $10 billion, up to and including $12.5 billion
0.420%                Over $12.5 billion, up to and including $15 billion
0.400%                Over $15 billion, up to and including $17.5 billion
0.380%                Over $17.5 billion, up to and including $20 billion
0.360%                In excess of $20 billion

Prior to January 1, 2008, the Funds paid fees to Advisers based on the average daily net assets of each of the Funds as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
0.625%                Up to and including $100 million
0.500%                Over $100 million, up to and including $250 million
0.450%                Over $250 million, up to and including $10 billion
0.440%                Over $10 billion, up to and including $12.5 billion
0.420%                Over $12.5 billion, up to and including $15 billion
0.400%                Over $15 billion, up to and including $17.5 billion
0.380%                Over $17.5 billion, up to and including $20 billion
0.360%                In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.


                               60 | Annual Report

Franklin Municipal Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                       FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                           HIGH YIELD             MUNICIPAL
                         MUNICIPAL FUND           BOND FUND
                       -------------------   ------------------
Reimbursement Plans:
   Class A..........          0.15%                 0.15%

Distributors has agreed to limit the current rate to 0.10% per year for each of the Funds.

Compensation Plans:
   Class B..........          0.65%                  --
   Class C..........          0.65%                  --

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                                 FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                                      HIGH YIELD            MUNICIPAL
                                                                    MUNICIPAL FUND          BOND FUND
                                                                 -------------------   ------------------
Sales charges retained net of commissions paid to unaffiliated
   broker/dealers.............................................         $383,448             $125,730
Contingent deferred sales charges retained....................         $359,311             $    802

E. TRANSFER AGENT FEES

For the year ended May 31, 2008, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                                 FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                                      HIGH YIELD            MUNICIPAL
                                                                    MUNICIPAL FUND          BOND FUND
                                                                 -------------------   ------------------
Transfer agent fees...........................................         $259,924              $28,987


                               Annual Report | 61

Franklin Municipal Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

F. WAIVER AND EXPENSE REIMBURSEMENTS

For the Franklin Tennessee Municipal Bond Fund, Advisers has agreed in advance to waive a portion of its fees and to assume payment of other expenses through September 30, 2008. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After September 30, 2008, Advisers may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At May 31, 2008, the capital loss carryforwards were as follows:

                                                                 FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                                      HIGH YIELD            MUNICIPAL
                                                                    MUNICIPAL FUND          BOND FUND
                                                                 -------------------   ------------------
Capital loss carryforwards expiring in:
   2009 ......................................................       $31,858,136           $1,676,320
   2010 ......................................................         4,003,471              480,932
   2011 ......................................................                --               95,080
   2012 ......................................................         7,294,061              984,101
   2013 ......................................................         2,650,186              422,643
   2015 ......................................................           684,955               11,310
   2016 ......................................................         1,572,273                   --
                                                                     -----------           ----------
                                                                     $48,063,082           $3,670,386
                                                                     ===========           ==========

During the year ended May 31, 2008, the Franklin Tennessee Municipal Bond Fund utilized $230,988 of capital loss carryforwards.

On May 31, 2008, the Franklin California High Yield Municipal Fund and the Franklin Tennessee Municipal Bond Fund had expired capital loss carryforwards of $7,867,595 and $260,083, respectively, which were reclassified to paid-in capital.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At May 31, 2008, the Franklin California High Yield Municipal Fund deferred realized capital losses of $3,632,893.

The tax character of distributions paid during the years ended May 31, 2008 and 2007, was as follows:

                                FRANKLIN CALIFORNIA         FRANKLIN TENNESSEE
                             HIGH YIELD MUNICIPAL FUND     MUNICIPAL BOND FUND
                             -------------------------   -----------------------
                                 2008          2007         2008         2007
                             -----------   -----------   ----------   ----------
Distributions paid from-
   tax exempt income......   $73,840,630   $66,340,437   $7,211,634   $6,458,042
                             -----------   -----------   ----------   ----------


                               62 | Annual Report

Franklin Municipal Securities Trust

4. INCOME TAXES (CONTINUED)

At May 31, 2008, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

                                                                 FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                                      HIGH YIELD            MUNICIPAL
                                                                    MUNICIPAL FUND          BOND FUND
                                                                 -------------------   ------------------
Cost of investments ..........................................     $1,617,991,115         $209,373,784
                                                                   --------------         ------------
Unrealized appreciation ......................................     $   36,914,218         $  4,819,566
Unrealized depreciation ......................................        (90,589,885)          (2,404,092)
                                                                   --------------         ------------
Net unrealized appreciation (depreciation) ...................     $  (53,675,667)        $  2,415,474
                                                                   --------------         ------------

Distributable earnings- undistributed tax exempt income ......     $    2,615,279         $    134,410
                                                                   --------------         ------------

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of bond workout expenditures and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales (excluding short term securities) for the year ended May 31, 2008, were as follows:

                                                                 FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                                      HIGH YIELD            MUNICIPAL
                                                                    MUNICIPAL FUND          BOND FUND
                                                                 -------------------   ------------------
Purchases.....................................................       $467,448,924          $63,684,051
Sales.........................................................       $409,291,962          $19,832,970

6. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin California High Yield Municipal Fund has 27.45% of its portfolio invested in high yield securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Franklin California High Yield Municipal Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At May 31, 2008, the value of this security was $658,555, representing 0.04% of the fund's net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.


                               Annual Report | 63

Franklin Municipal Securities Trust

7. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories.

8. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


                               64 | Annual Report

Franklin Municipal Securities Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN MUNICIPAL SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund (separate portfolios of Franklin Municipal Securities Trust, hereafter referred to as the "Funds") at May 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented,in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
July 18, 2008


                               Annual Report | 65

Franklin Municipal Securities Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 2008. A portion of the Fund's exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2009, shareholders will be notified of amounts for use in preparing their 2008 income tax returns.


                               66 | Annual Report

Franklin Municipal Securities Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION         TIME SERVED         BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------             --------------   ----------------   -----------------------   -------------------------------------
HARRIS J. ASHTON (1932)         Trustee          Since 1991         143                       Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)        Trustee          Since 2007         122                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and past President, Board of Administration, California Public Employees
Retirement Systems (CALPERS) (1971-January 2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate
Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                 Trustee          Since 2007         122                       Chevron Corporation (global energy
One Franklin Parkway                                                                          company) and ICO Global
San Mateo, CA 94403-1906                                                                      Communications (Holdings) Limited
                                                                                              (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)         Trustee          Since 1998         143                       Hess Corporation (exploration and
One Franklin Parkway                                                                          refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                                      Company (processed foods and allied
                                                                                              products), RTI International Metals,
                                                                                              Inc. (manufacture and distribution
                                                                                              of titanium), Canadian National
                                                                                              Railway (railroad) and White
                                                                                              Mountains Insurance Group, Ltd.
                                                                                              (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               Annual Report | 67

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION         TIME SERVED         BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------             --------------   ----------------   -----------------------   -------------------------------------
FRANK W.T. LAHAYE (1929)        Trustee          Since 1991         122                       Center for Creative Land Recycling
One Franklin Parkway                                                                          (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)           Trustee          Since 2005         143                       Hess Corporation (exploration and
One Franklin Parkway                                                                          refining of oil and gas) and Sentient
San Mateo, CA 94403-1906                                                                      Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)        Trustee          Since 2007         143                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President-Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY, Director,
Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The
Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)           Trustee          Since 2006         122                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President -
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION         TIME SERVED         BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------             --------------   ----------------   -----------------------   -------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee and      Trustee since      143                       None
One Franklin Parkway            Chairman of      1991 and
San Mateo, CA 94403-1906        the Board        Chairman of the
                                                 Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.


                               68 | Annual Report

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION         TIME SERVED         BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------             --------------   ----------------   -----------------------   -------------------------------------
**GREGORY E. JOHNSON (1961)     Trustee          Since 2007         94                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director,
Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

SHEILA AMOROSO (1959)           Vice President   Since 1999         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

RAFAEL R. COSTAS, JR. (1965)    Vice President   Since 1999         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)           Chief            Chief Compliance   Not Applicable            Not Applicable
One Franklin Parkway            Compliance       Officer since
San Mateo, CA 94403-1906        Officer and      2004 and Vice
                                Vice President   President - AML
                                - AML            Compliance since
                                Compliance       2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)       Treasurer,       Treasurer since    Not Applicable            Not Applicable
One Franklin Parkway            Chief Financial  2004, Chief
San Mateo, CA 94403-1906        Officer and      Financial Officer
                                Chief            and Chief
                                Accounting       Accounting Officer
                                Officer          since February
                                                 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).


                               Annual Report | 69

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION         TIME SERVED         BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------             --------------   ----------------   -----------------------   -------------------------------------
JIMMY D. GAMBILL (1947)         Vice President   Since February     Not Applicable            Not Applicable
500 East Broward Blvd.                           2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (1947)            Vice President   Since 2000         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)   President and    President since    Not Applicable            Not Applicable
One Franklin Parkway            Chief            1993 and Chief
San Mateo, CA 94403-1906        Executive        Executive
                                Officer -        Officer-
                                Investment       Investment
                                Management       Management
                                                 since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

KAREN L. SKIDMORE (1952)        Vice President   Since 2006         Not Applicable            Not Applicable
One Franklin Parkway            and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)            Vice President   Since 2005         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).


                               70 | Annual Report

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION         TIME SERVED         BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------             --------------   ----------------   -----------------------   -------------------------------------
GALEN G. VETTER (1951)          Senior Vice      Since February     Not Applicable            Not Applicable
500 East Broward Blvd.          President and    2008
Suite 2100                      Chief
Fort Lauderdale,                Executive
FL 33394-3091                   Officer-
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

THOMAS WALSH (1961)             Vice President   Since 1999         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDER- STANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                               Annual Report | 71

Franklin Municipal Securities Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 25, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the two separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, and other services provided by the investment manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset


                               72 | Annual Report

Franklin Municipal Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance in comparison with a performance universe selected by Lipper. The following summarizes the performance results for each of the Funds.

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND - The Lipper report for this Fund showed the investment performance of its Class A shares for the year ended December 31, 2007, and the previous 10 years ended that date in comparison with a performance universe consisting of all retail and institutional California municipal debt funds as selected by Lipper. Such comparison showed that the Fund's income return during 2007, as shown in the Lipper report, and for the previous three-, five- and 10-year periods on an annualized basis was in the highest quintile of its performance universe. The Lipper report also showed that the Fund's total return during 2007 was in the lowest quintile of its performance universe, but on an annualized basis was in the highest quintile of such universe for the previous three- and five-year periods and the second-highest quintile for the previous 10-year period. The Board was satisfied with such performance.


                               Annual Report | 73

Franklin Municipal Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

FRANKLIN TENNESSEE MUNICIPAL BOND FUND - The Lipper report for this Fund showed the investment performance of its only share class for the year ended December 31, 2007, and the previous 10 years ended that date in comparison with a performance universe consisting of all retail and institutional Tennessee municipal debt funds as selected by Lipper. Such comparison showed that the Fund's income return in 2007, as shown in the Lipper report, was in the second-highest quintile of its performance universe, and during each of the previous three-, five- and 10-year periods on an annualized basis was also in the second-highest quintile of such universe. The Lipper report also showed that the Fund's total return during 2007 was in the second-highest quintile of it Lipper performance universe and for each of the previous three-, five- and 10-year periods on an annualized basis was in either the highest or second-highest quintile of such universe. The Board expressed its satisfaction with such performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to each Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and total expense for comparative consistency were shown by Lipper for Fund Class A shares in the case of Franklin California High Yield Municipal Fund. The results of such expense comparisons showed the contractual investment management fee rate of Franklin California High Yield Municipal Fund was in the second least expensive quintile of its Lipper expense group and its total expenses were also in the second least expensive quintile of such expense group. The contractual investment management fee rate for Franklin Tennessee Municipal Bond Fund was shown to be in the second most expensive quintile of its expense group, but within three basis points of the group median, while its actual total expenses were in the least expensive quintile of its Lipper expense group. The Board was satisfied with the management fee and total expenses of these Funds in comparison to their Lipper expense groups.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each Fund. Specific attention was given to the methodology followed in allocating costs to each Fund, it being


                               74 | Annual Report

Franklin Municipal Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appeared as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Fund's investment management agreements so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement for each Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; and 0.45% on the next $7.25 billion of assets with additional breakpoints continuing thereafter until reaching a final breakpoint for assets in excess of $20 billion. At


                               Annual Report | 75

Franklin Municipal Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

December 31, 2007, the net assets of Franklin California High Yield Municipal Fund were approximately $1.5 billion and those of Franklin Tennessee Municipal Bond Fund were approximately $179 million. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreements for both Funds provided a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

                               76 | Annual Report

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $46,612 for the fiscal year ended May 31, 2008 and $45,788 for the fiscal year ended May 31, 2007.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended May 31, 2008 and $46,000 for the fiscal year ended May 31, 2007. The services for which these fees were paid included tax compliance and advice.

(d)      All Other Fees
There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $0 for the fiscal year ended May 31, 2008 and $46,000 for the fiscal year ended May 31, 2007.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND
PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END
MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES. (A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUNICIPAL SECURITIES TRUST

By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  July 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vette
      Chief Executive Officer - Finance and Administration
Date  July 25, 2008


By /S/LAURA F. FERGERSON
   ---------------------
      Laura F. Fergerson
      Chief Financial Officer and Chief Accounting Officer
Date  July 25, 2008